                              INVESTMENT AGREEMENT

                                     Between

                        AMATI COMMUNICATIONS CORPORATION,

                        QUANTUM INDUSTRIAL PARTNERS LDC,

                          S-C PHOENIX HOLDINGS, L.L.C.,

                             WINSTON PARTNERS, L.P.,

                             WINSTON PARTNERS II LDC

                                       AND

                           WINSTON PARTNERS II L.L.C.

                           Dated as of October 3, 1996

     INVESTMENT AGREEMENT dated as of October 3, 1996 between Quantum Industrial Partners LDC, S-C Phoenix Holdings, L.L.C., Winston Partners, L.P., Winston Partners II LDC and Winston Partners II L.L.C. (collectively, the "Investors") and Amati Communications Corporation, a corporation organized and existing under the laws of the State of Delaware (the "Company").

     WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Investors shall invest up to $15,000,000 in the Company's Common Stock, par value $.20 per share (the "Common Stock").

     NOW, THEREFORE, the parties hereto agree as follows:


                                   Article I.
                                   ----------

                       Purchase and Sale of Common Stock
                       ---------------------------------

      Section 1.1. Purchase and Sale of Common Stock. Upon the terms and conditions set forth herein, the Company shall issue and sell to the Investors, and the Investors shall purchase from the Company, in proportion to the percentages set forth opposite the name of each Investor on Schedule I hereto (the "Participation Schedule"), up to an amount of Common Stock valued in accordance with the terms of this Agreement at $15,000,000.

      Section 1.2. Delivery of Put Notices.

           (a) At any time prior to the earlier of (i) the date which is two years from the date hereof (the "Notice Termination Date") or (ii) termination of this Agreement in accordance with Article V herein, the Company may deliver written notices to the Investors (each such notice hereinafter referred to as a "Put Notice") stating a dollar amount (the "Dollar Amount") of Common Stock which the Company intends to sell to the Investors five business days following the date (the "Put Notice Date") on which the Put Notice is given to the Investors by the Company in accordance with Section 6.4 herein. "Business day" shall mean any day on which the Nasdaq Stock Market's National Market is open for trading. The Dollar Amount designated by the Company in the first Put Notice given hereunder shall be an amount equal to $10,000,000 and the amount designated by the Company in the second Put Notice given hereunder shall equal $5,000,000 (the "Second Tranche"), in each case unless otherwise agreed in writing by the Investors or limited by operation of the proviso contained in this sentence, and, if so limited, shall be in increments of $500,000; provided that if the Dollar Amount designated by the Company in a Put Notice would cause the Valuation Period (as defined below) with respect to such Put Notice to exceed 90 days (a "Valuation Period Default"), the Dollar Amount designated by the Company and required to be purchased by the Investors shall be reduced by that amount that would cause a Valuation Period Default. The Put Notice shall include a representation of the Company as to the Common Stock outstanding on the Put Notice Date as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act") and the regulations promulgated thereunder.

          (b) Notwithstanding any of the foregoing, the Company may not deliver a Put Notice if: (i) the reported last trading price of the Common Stock on the Nasdaq Stock Market's National Market, American Stock Exchange or New York Stock Exchange (whichever is the principal trading exchange for the Common Stock, the "Principal Market"), as reported by the Principal Market, on the day of such Put Notice was less than $10.00; (ii) if trading of the Common Stock on the Principal Market is suspended or limited or the Common Stock is delisted from the Principal Market, or trading in securities generally as reported by the Principal Market, shall have been suspended or limited or minimum prices shall have been established on securities whose trades are reported by the Principal Market; (iii) if the Common Stock is not registered under the Exchange Act or if the Registration Statement is no longer effective or is subject to a stop order or is otherwise suspended; or (iv) if a Valuation Period is in progress. If any of the events described in clauses (i) to (iii) above occurs after a Put Notice is delivered but prior to the Closing associated with such Put Notice, such Put Notice shall be null, void and of no force and effect and a new Put Notice shall be required following the termination of any such events.

      Section 1.3. Determination of Share Number; Valuation Period.

           (a) The initial aggregate number of shares (an "Initial Share Number") that the Company shall be obligated to issue and sell and the Investors shall be obligated to purchase (in accordance with the Participation Schedule) in connection with a Put Notice shall be equal to the number obtained by (i) dividing (x) the Dollar Amount designated in such Put Notice by (y) 85% of the closing price of the Common Stock on the Principal Market on the Put Notice Date, as reported by the Principal Market (such closing trading price hereby defined as the "Initial Share Price") and (ii) rounding to the nearest whole number of shares.

           (b) Subject to the extensions set forth in Section 1.3(c) below, the "Valuation Period" in connection with each purchase of Common Stock shall commence on the Trading Day immediately following the Put Notice Date with respect to such purchase and shall end on that Trading Day during which the aggregate number of shares of Common Stock traded on the Principal Market (determined by reference to the sum of the actual daily trading volume of the Common Stock, as reported in the Wall Street Journal for the applicable Trading
Days) subsequent to the Put Notice Date applicable to such purchase is at least equal to twenty (20) times the applicable Initial

Share Number; provided, however, that for purposes of determining whether a Valuation Period Default has occurred, the "Valuation Period" shall be deemed to equal that number of days determined by dividing (i) twenty (20) times the applicable Initial Share Number by (ii) the Average Daily Trading Volume during the thirty (30) Trading Days immediately preceding the Put Notice Date, rounded to the nearest whole number of Trading Days. For purposes of this Agreement "Average Daily Trading Volume" shall mean, with respect to any measuring period, the average of the daily trading volumes, as published in the Wall Street Journal, of the Common Stock on the Principal Market during such measuring period. For purposes of this section "Trading Days" shall mean days on which the Common Stock was traded on the Principal Market.

           (c) (i) If the Average Daily Trading Volume during any Valuation Period is less than the Average Daily Trading Volume during the thirty (30) Trading Days immediately preceding the applicable Put Notice Date, the Investors shall have an option with respect to each Put Notice, exercisable in their sole discretion, to extend such Valuation Period to that number of days which would have comprised the Valuation Period had the Valuation Period been calculated using a factor of thirty (30) times the applicable Initial Share Number rather than the factor of twenty (20) set forth in Section 1.3(b) above. Such election shall be made by notifying the Company in writing, no later than three business days following the last day of the Valuation Period of their election to so extend such Valuation Period.

                (ii) For each Trading Day during any Valuation Period (prior to any extension pursuant to Section 1.3(c)(i) above) that the low trading price per share of the Common Stock on the Principal Market, as reported by the Principal Market, is less than 75% of the Initial Share Price (a "Price Deficiency"), the Investors shall have the option, exercisable in their sole discretion, to extend such Valuation Period by one day. Such election shall be made by notifying the Company in writing, no later than three business days following the Trading Day on which the Price Deficiency exists.

           (d) Notwithstanding Section 1.3(a) above, and except as hereinafter provided, if the Average Share Price (as defined below) during any Valuation Period is less than the Initial Share Price of the Common Stock purchased in connection with such Valuation Period, then the Company shall deliver to the Investors at the applicable Final Closing (as defined below), at no additional cost to the Investors, and in addition to the Initial Share Number associated with such Valuation Period, the number of shares of Common Stock ("Additional Shares") that is obtained by subtracting (x) such Initial Share Number from (y) the quotient obtained by dividing the Dollar Amount by 85% of the Average Share Price (rounded to the nearest whole number); provided that if such issuance of Additional Shares would result in (i) the Investors being the beneficial owner of 10% or more of the outstanding shares of Common Stock after taking into account all Warrant Shares (as defined below) and all other shares of Common Stock beneficially owned or deemed beneficially owned by the Investors (the "10% Limit") or (ii) the Company issuing more than twice the Initial Share Number (the "Issuance Maximum"), then in lieu of issuing such portion of Additional Shares as would cause the Investors to meet or exceed the 10% Limit or the Issuance Maximum, the Company shall pay at the applicable Final Closing and in accordance with the provisions of Section 1.5(b) hereof in cash to the Investors an amount (the "Dollar Amount Rebate") equal to the product of (A) the Average Share Price and (B) the Excess Additional Shares. For purposes of this Section 1.3(d), "Excess Additional Shares" shall mean, at the time of calculation, the difference between the amount of Additional Shares to which the investor would otherwise be entitled pursuant to this subsection 1.3(d) at such time and the greater of (x) the number of Additional Shares, if any, which, when added to all other shares of Common Stock beneficially owned by the Investors at such time, taking into account the Warrant Shares, would equal 10% or more of the outstanding shares of Common Stock at the time of calculation or (y) the number of Additional Shares, if any, which exceed the Issuance Maximum.

           (e) For purposes hereof, "Average Share Price" shall mean the lower of (i) the average during the applicable Valuation Period of the average of the high and low per share trading prices of the Company's Common Stock for each day during the applicable Valuation Period, as reported by the Principal Market and
(ii) (x) in the case of the purchase and sale pursuant to the first Put Notice, the per share daily low trading price of the Company's Common Stock on the date hereof or (y) in the case of the purchase and sale pursuant to the second Put Notice, the per share low trading price of the Company's Common Stock on the applicable Put Notice Date; provided, however, that the Average Share Price in respect of the first $5,000,000 of the $10,000,000 in Dollar Amount to be purchased and sold pursuant to the first Put Notice (such $5,000,000 in Dollar Amount being referred to herein as the "First Tranche") shall not exceed the average of the per share closing prices of the Company's Common Stock for the twenty (20) Trading Days ending August 15, 1996.

           (f) In the event that during a Valuation Period there is any stock split, reverse split or combination, stock dividend or similar such event with respect to the Common Stock, there shall be effected an appropriate adjustment to the Initial Share Number, Initial Share Price, Average Share Price and Additional Shares to place the Investors in the same position as they would have been had such event not occurred, and in the event of any dispute in connection with this paragraph, the adjustment shall be determined by arbitration before a single arbitrator in New York, New York, in accordance with the prevailing rules of the American Arbitration Association.

      Section 1.4.  Initial Closings.

           (a) Each initial closing of the purchase and sale of Common Stock (an "Initial Closing") shall take place at the offices of the Investors, at 10:00 a.m., New York time, on the fifth business day following the Put Notice Date to which such Initial Closing relates, or the earliest date thereafter on which all conditions to Closing have been satisfied or waived in accordance with the terms of this Agreement. Each date on which an Initial Closing occurs is referred to herein as an "Initial Closing Date." Initial Closings and Final Closings are sometimes referred to herein as a "Closing".

           (b) (i) On each Initial Closing Date, the Company shall deliver to the Investors in accordance with the Participation Schedule certificates representing the Initial Share Number to be issued and sold to the Investors on such date and registered in the name of the Investors or deposit such Initial Share Number into the accounts designated by the Investors and (ii) on each Initial Closing Date, the Investors shall in accordance with the Participation Schedule deliver to the Company 50% of the Dollar Amount (the remaining 50% of the Dollar Amount being referred to herein as the "Dollar Amount Balance") with respect to such closing by cashier's check or wire transfer in immediately available funds to such account as shall be designated in writing by the Company no later than two business days prior to such Initial Closing Date. In addition, each of the Company and the Investors shall deliver all documents, instruments and writings required to be delivered by any of them pursuant to this Agreement at or prior to each Closing.

      Section 1.5. Final Closings; Adjustments.

           (a) Each final closing of the purchase and sale of Common Stock (a "Final Closing") shall take place at the offices of the Investors, at 10:00 a.m., New York time, on the fifth business day following the end of the Valuation Period to which such Final Closing relates, or the earliest date thereafter on which all conditions to Closing have been satisfied or waived in accordance with the terms of this Agreement. Each date on which a Final Closing occurs is referred to herein as a "Final Closing Date".

           (b) On each Final Closing Date, (i) to the extent the Investors are entitled to the issuance of Additional Shares as provided in Section 1.3(d), the Company shall deliver to the Investors one or more certificates representing the Additional Shares so to be delivered in accordance with this Agreement, registered in the name of the Investors, or deposit such Additional Shares into accounts designated by the Investors and (ii) the Investors shall deliver to the Company the excess, if any, of (x) the Dollar Amount Balance with respect to such Final Closing over (y) the amount, if any, of the Dollar Amount Rebate with respect to such Final Closing to which the Investors are entitled pursuant to
Section 1.3(d), by cashier's check or wire transfer in immediately available funds to such account as shall be designated in writing by the Company no later than two business days prior to such Final Closing Date; provided, however, that to the extent that the Dollar Amount Rebate with respect to such Final Closing exceeds the Dollar Amount Balance with respect to such Final Closing, the Company shall refund and deliver to the Investors, or accounts designated by the Investors, such excess by cashier's check or wire transfer in immediately available funds to such account as shall be designated in writing by the Investors no later than two business days prior to such Final Closing Date.

      Section 1.6. Registration.

           (a) All shares (including Additional Shares) of Common Stock issued to the Investors pursuant to this Agreement shall, at the time of such issuance and for so long thereafter as is required by this Agreement, be subject to an effective registration statement on Form S-3 or an equivalent thereof, covering the resale or other disposition by the Investors of the Shares and Additional Shares to be issued by the Company to the Investors hereunder at any time and from time to time after each such issuance. In addition, all shares of Common Stock issuable upon exercise of the Warrants ("Warrant Shares") shall, on the earlier to occur of (i) 90 days following the date of this Agreement and (ii) delivery to the Investors of the first Put Notice hereunder, be subject to an effective registration statement on Form S-3 or an equivalent thereof covering
(x) the issuance of the Warrant Shares by the Company to any holder of a Warrant (each a "Warrant Holder" and collectively, the "Warrant Holders") and (y) the resale or other disposition thereof by any Warrant Holder at any time and from time to time after each such issuance. The Initial Share Number, Additional Shares and Warrant Shares shall be referred to collectively herein as the "Shares". The registration statements described in this Section 1.6(a) (together with all amendments and supplements thereto, a "Registration Statement") shall, in accordance with Section 1.6(b) below, remain effective pursuant to the provisions of Regulation 230.415 of the Securities Act of 1933, as amended (the "1933 Act"), or successor provision, at all times during the period commencing on the date of the first Put Notice and ending on the later to occur of (1) the second anniversary of such date or (2) the 180th day following the delivery by the Company to the Investors of (A) a notice indicating that the Company will not deliver a Put Notice in respect of the Second Tranche or (B) a Put Notice in respect of the Second Tranche (the "Registration Period"). Any notice delivered by the Company pursuant to clause (A) above shall be irrevocable and shall relieve the Investors from any obligation to purchase Additional Shares under this Agreement.

           (b) The Company shall, as expeditiously as reasonably possible and in accordance with Section 1.6(a) herein:

                (i) Prepare and file with the Securities and Exchange Commission ("SEC") such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such Registration Statement.

                (ii) Furnish to the Investors or any Warrant Holder, as the case may be, such numbers of copies of a prospectus, in conformity with the requirements of the 1933 Act, and such other documents as the Investors or Warrant Holder, as the case may be, may reasonably require in order to facilitate the disposition of shares sold pursuant to this Agreement or issued pursuant to the Warrants and owned by such Investors or Warrant Holder.

                (iii) Insure that all Shares subject to the Registration Statement shall at all times during the applicable Registration Period be registered and qualified under such other securities or "Blue Sky" laws of such jurisdictions as shall be reasonably requested by the Investors or the Warrant Holders, as the case may be, provided that the Company shall not be required in connection herewith or as a condition hereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions where the Company is not otherwise required to be so qualified.

                (iv) Notify the Investors and/or any Warrant Holder of the happening of any event or the existence of any circumstance (without any obligation to disclose the specific actual event or circumstance) as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and either (A) as soon as may be practicable, prepare and file with the SEC such amendments and supplements to such Registration Statement and prospectus used in connection therewith as may be necessary to eliminate or correct such untrue statement or omission and otherwise to cause such registration statement and prospectus to remain current and useable for the purposes intended hereunder, or (B) further notify the Investors and/or the Warrant Holders, as the case may be, at the time of any notification to Investors and/or the Warrant Holders, as the case may be, pursuant to the foregoing provisions of this Section 1.6(b)(iv) of the Company's election to suspend and extend for a period of up to thirty (30) calendar days (a "Suspension Period") the Company's obligations pursuant to the pr4ceding clause (A) of this Section 1.6(b)(iv) or the Company's obligation to file or maintain the effectiveness of a Registration Statement under the Registration Rights Agreement; provided that the Company will, at or before the expiration of any such Suspension Period, fully satisfy and discharge its obligations pursuant to such preceding clause (A); and provided further that no Suspension Period may commence less than ninety (90) days after the expiration of the then most recent Suspension Period, and the Company may establish no more than two (2) Suspension Periods in any twelve (12) consecutive months during which the Registration Statement is to remain effective pursuant to Section 1.6(a). The Company, the Investors and the Warrant Holders understand and acknowledge that, during any Suspension Period, the Company will be unable to sell Common Stock to the Investors in accordance with or under the Registration Statement and that Investors and/or the Warrant Holders may be unable to sell or otherwise dispose of Shares of Common Stock theretofore acquired by the Investors and/or the Warrant Holders hereunder or pursuant to the Warrants in accordance with the Registration Statement or otherwise. The foregoing shall not, however, limit or interfere in any way with the acquisition or disposition by the Investors and/or the Warrant Holders of the Shares, or any other shares or securities of the Company by other lawful means. Any Valuation Period falling within any Suspension Period, in whole or in part, shall be suspended during such Suspension Period and shall be extended by the entire length of that portion of the applicable Suspension Period which occurred during the original applicable Valuation Period.

                (v) Make available for inspection by the Investors' designated representatives, upon request from time to time, all SEC Documents (as defined below), require the Company's officers and the Company's employees to supply all information requested by the Investors or their designated representatives in connection with the Registration Statement, require the Company's officers and the Company's employees to meet with representatives of the Investors' designated representatives, during normal business hours and on such basis as the Investors' designated representatives may reasonably request, invite the Investors' designated representatives to attend any and all meetings organized by the Company for purposes of disseminating information about the Company to securities analysts generally and make available to the Investors' designated representatives, contemporaneously with the provision of such information, any and all information about the Company provided by the Company to securities analysts. In addition, the Company will permit Investors' designated representatives access to the Company's premises and, personnel, consultants, agents, attorneys, accountants, customers, suppliers, bankers, and others who have significant relationships or agreements with the Company and the Company's assets, books and records and the Company will provide Investors' designated representatives with information (financial and otherwise) concerning the Company to enable Investors' designated representatives to conduct ongoing due diligence review of the Company. The Company will disseminate to the Investors' designated representatives all press releases and public information disseminated by the Company at the same time it disseminates such releases and information to others. Notwithstanding anything herein to the contrary, and in any event prior to any Closing, the Company will notify the Investors' designated representatives of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) constituting non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by the Investors' designated representatives) which, if not disclosed in the prospectus included in the Registration Statement required to be effective at the time of each Closing would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements therein, in light of the circumstances in which they were made, not misleading.

               (vi) Except as required, in the opinion of the Company's counsel, by law or consented to in advance by Investors (which consent shall not be unreasonably withheld) refrain from using the name of Investors in the Registration Statement or other regulatory filings (including SEC Documents).

           (c) The Company, the Investors and certain other parties shall have the rights to indemnification and contribution set forth in the Registration Rights Agreement (as defined below).

           (d) All fees, costs and expenses of and incidental to the Registration Statement shall be borne by the Company. The fees, costs and expenses of registration to be borne by the Company as provided in this subsection (e) shall include, without limitation, all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and expenses of one counsel for the Investors and Warrant Holders and all legal fees and disbursements and other expenses of complying with state securities or Blue Sky laws of any jurisdiction or jurisdictions in which securities to be offered are to be registered and qualified.

      Section 1.7. Rescheduling. If after the date of any Put Notice and prior to the expiration of the Valuation Period relating to such Put Notice (a) the Company shall distribute to its shareholders any property or assets outside the ordinary course of business (including without limitation spin-offs and the like) or (b) any person shall (x) publicly announce a tender offer or exchange offer for the Company's Common Stock, or (y) publicly announce plans for a merger, consolidation or potential change in control of the Company, the Investors may in their sole discretion elect by written notice to the Company to shorten the Valuation Period relating to such Put Notice so as to end on a date which is either before or after the consummation of the record date for the consummation of any such transaction, which election must be made prior to consummation of any such transaction. For purposes of the foregoing, it is understood and agreed that the Investors may, but shall not be required to, reduce or entirely eliminate a Valuation Period pursuant to this Section 1.7.

      Section 1.8. Delisting/Deregistration. If, during any Valuation Period or within twenty (20) days after the end of such Valuation Period, (i) the Common Stock is delisted from the Principal Market or (ii) the Common Stock is not registered under the Exchange Act, Investors shall have the right, at their option in their sole discretion, which right shall be exercised within twenty
(20) days of such delisting or deregistration, to sell to the Company, and the Company agrees to buy, promptly upon the exercise of such right by Investors, all or any part of the Initial Share Number and Additional Shares issued to and then held by the Investors in connection with the most recent Put Notice at a price equal to the Initial Share Price (if prior to the end of the Valuation Period) and at a price equal to the Average Share Price (if subsequent to the Valuation Period) for each such Share and Additional Share.

      Section 1.9. Suspension. In addition to, and not in any way in limitation of the provisions contained in Section 1.6(b)(iv), if (i) during any Valuation Period or within twenty (20) days after the end of such Valuation Period trading of the Common Stock on the Principal Market is suspended or (ii) any registration statement with respect to the Shares or Additional Shares (including the Registration Statement) is no longer effective or subject to a stop order or otherwise suspended by the Company or as a result of action or inaction by the Company, then (A) the Valuation Period shall be suspended as described in Section 1.6(b)(iv), (B) with respect to Shares then held by the Investors (exclusive of the Warrant Shares) the following figures shall be substituted for the 85% figure contained in Section 1.3(a)(y) above and (C) the Company shall deliver to the Investors within two (2) business days of Investors providing documentation of Shares (other than Warrant Shares) then held by Investors, an amount in cash equal to the difference between that portion of the total amount previously paid (or, in the case of a suspension following an Initial Closing but prior to the applicable Final Closing, to be paid) by the Investors to the Company for Shares (other than any Warrant Shares) issued to and then held by the Investors and the total amount which the Investors should have paid to the Company for such Shares, based on the figures listed below, after giving effect to all prior payments made by the Company to the Investors pursuant to this Section 1.9.

     TIME PERIOD FROM SUSPENSION DATE                          PERCENT
     --------------------------------                       -------------

     31-60 days after date of suspension                         83%
     61-90 days after date of suspension                         81%
     91-120 days after date of suspension                        79%

     In addition to the foregoing, in the event of any suspension for more than 120 days, on the 120th day of such suspension the Company shall deliver to the Investors, pursuant to Section 1.3(d), such number of Additional Shares as is equal to the number of Additional Shares to which the Investors would be entitled pursuant to Section 1.3(d) based on (a) the Average Share Price of the Common Stock for the originally scheduled Valuation Period, assuming trading occurred on the Principal Market during each day of such Valuation Period or (b) if trading did not occur on the Principal Market on each day of the originally scheduled Valuation Period, the Average Share Price for the number of days in the originally scheduled Valuation Period on which trading on the Principal Market did occur (in either case, a "Determination Date"). In the event that trading of the Common Stock recommences after a suspension of 120 days or more, the Valuation Period in progress at the time of such suspension shall recommence and shall be redefined as the period (the "Post Suspension Valuation Period") consisting of the number of days in the originally scheduled Valuation Period which occurred prior to the relevant suspension plus the number of days in the originally scheduled Valuation Period which occurred following the end of the relevant suspension. Furthermore, on the 120th day of said suspension, for purposes of determining the Average Share Price, the Investors shall elect, at their option, to utilize either (a) the originally scheduled Valuation Period, or in the event that trading did not occur on the Principal Market on each day of the originally scheduled Valuation Period, the number of days of the originally scheduled Valuation Period on which trading on the Principal Market did occur, or (b) the Post Suspension Valuation Period. If the Investors elect option (b) above, and if, based on the Average Share Price during the Post Suspension Valuation Period, the Investors would be entitled, pursuant to
Section 1.3(d), to receive an amount of Additional Shares in excess of any Additional Shares issued to the Investors on the 120th day following the relevant suspension, Company shall deliver to the Investors, within two business days of the last day of the Post-Suspension Valuation Period such excess amount of Additional Shares. If, however, based on the Average Share Price during the Post Suspension Valuation Period, the Investors would be entitled, pursuant to
Section 1.3(d) to fewer Additional Shares than the number of Additional Shares issued to the Investors on the 120th relevant suspension, then the Investors shall make a payment in cash to the Company such that the total dollar amount paid to the Company with respect to the Shares issued in connection with the relevant Put Notice equals the product of (a) 79% of the Average Share Price for the relevant Post Suspension Valuation Period and (b) the Shares issued in connection with the relevant Put Notice, such payment to be made within two business days of the last day of the Post Suspension Valuation Period.

                                  Article II.
                                  -----------
                         Representations and Warranties
                         ------------------------------

      Section 2.1. Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Investors:

           (a) Organization and Qualification. The Company is a corporation duly incorporated and existing in good standing under the laws of the State of Delaware, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company does not have any subsidiaries, except for those identified in the SEC Documents. Each of the Company's subsidiaries is a corporation duly incorporated and existing in good standing under the laws of its jurisdiction of organization. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure so to qualify would not have a Material Adverse Effect. "Material Adverse Effect" means any adverse effect on the operations, properties, prospects, or financial condition of the entity with respect to which such term is used and which is material to such entity and other entities controlling or controlled by such entity taken as a whole.

           (b) Authorization; Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement and the Warrants and to issue all Shares and Additional Shares in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Registration Rights Agreement and the Warrants by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or Stockholders is required, (iii) this Agreement, the Registration Rights Agreement and the Warrants have been duly executed and delivered by the company, and (iv) this Agreement, the Registration Rights Agreement and the Warrants constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors, rights and remedies or by other equitable principles of general application.

           (c) Capitalization. As of April 27, 1996, the authorized capital stock of the Company and the shares thereof currently issued and outstanding are as described in the Company's quarterly report on Form 10-Q for the period then ended. All of the outstanding shares of the Company's Common Stock have been validly issued and are fully paid and nonassessable. No shares of Common Stock are entitled to preemptive rights. The Company has furnished to the Investors true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof (the "Certificate"), and the Company's By-Laws, as in effect on the date hereof (the "By-Laws").

           (d) Issuance of Shares. The issuance of all Shares and Additional Shares has been duly authorized and all such Shares, when paid for or issued in accordance with the terms hereof and pursuant to the Warrants, shall be validly issued, fully paid and non-assessable. The Company has authorized and reserved for issuance to Investors the requisite number of shares of Common Stock to be issued pursuant to the Warrants. The issuance, sale and delivery of the Shares and Additional Shares is not subject to any preemptive right of stockholders of the Company arising under law or the Certificate or By-laws or to any contractual right of first refusal or other right in favor of any person.

           (e) Agreements. As of the date of this Agreement, there has been no breach or default by the Company, or to the best of the Company's knowledge, by any other party thereto, of any provisions of any material agreements to which the Company is a party, and nothing has occurred which, with lapse of time or the giving of notice of both, would constitute a breach or default by the Company, or to the best of the Company's knowledge, by any other party thereto.

           (f) Brokers. None of the Investors shall be responsible for any fees of any broker, finder, commission agent or other person incurred by the Company in connection with this Agreement and the transactions contemplated hereby.

           (g) No Conflicts. The execution, delivery and performance of this Agreement and the Registration Rights Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) result in a violation of the Company's Certificate or By-Laws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party and is still in effect, or result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including Federal and state securities laws and regulations) applicable to the Company, or by which any property or asset of the Company is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect or impair the Company's ability to consummate the transactions contemplated hereby). The business of the Company is not being conducted in violation of any law, ordinance or regulations of any governmental entity, except for possible violations which either singly or in the aggregate do not have a Material Adverse Effect. The Company is not required under Federal, state or local law, rule or regulation in the United States to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or the Registration Rights Agreement or issue and sell any Shares or Additional Shares in accordance with the terms hereof and under the Warrants (other than any NASD filings which may be required to be made by the Company subsequent to any Closing, and the Registration Statement and compliance with applicable state securities or "blue sky" laws).

               (h) (i) SEC Documents; Financial Statements. The Common Stock of the Company is registered pursuant to Section 12(g) of the Exchange Act and the Company has filed all reports, schedules, forms, statements and other documents, together with all exhibits, financial statements and schedules thereto required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act, including material filed pursuant to Section 13(a) or 15(d), (all of the foregoing, whether heretofore or hereafter filed with the SEC, and the Registration Statement, when declared effective, being hereinafter referred to herein as the "SEC Documents"). The Company has not provided to the Investors any information which, according to applicable law, rule or regulation, should have been disclosed publicly by the Company but which has not been so disclosed, other than with respect to the transactions contemplated by this Agreement. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the 1933 Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of the date of delivery by the Investors of the prospectus contained in the Registration Statement in connection with sales of Shares by the Investors, such prospectus will comply in all material respects with the requirements of the 1933 Act and the rules and regulations of the SEC promulgated thereunder, and other federal, state and local laws, rules and regulations applicable to such prospectus. The financial statements of the Company included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

               (ii) The SEC has not issued an order preventing or suspending the use of any prospectus relating to the offering of any Shares nor instituted proceedings for that purpose.

           (i) No Material Adverse Change. No event has occurred which has had or is reasonably likely to have Material Adverse Effect with respect to the Company since (i) in the case of the first Closing hereunder, the last day of the period to which the Company's most recent Form 10-K or 10-Q, as the case may be, filed by the Company with the SEC relates and (ii) in the case of subsequent Closings hereunder, the last day of the period to which the Company's Form 10-K or 10-Q, as the case may be, filed by the Company with the SEC most proximately to the applicable Closing hereunder relates.

           (j) No Undisclosed Liabilities. The Company has no liabilities or obligations not disclosed in (i) in the case of the first Closing hereunder, the Company's most recent Form 10-K or 10-Q, as the case may be, filed by the Company with the SEC and (ii) in the case of subsequent Closings hereunder, the last day of the period to which the Company's Form 10-K or 10-Q, as the case may be, filed by the Company with the SEC most proximately to the applicable Closing hereunder relates, other than those incurred in the ordinary course of the Company's business and which, individually or in the aggregate, do not or would not have a Material Adverse Effect on the Company.

           (k) No Undisclosed Events or Circumstances. No event or circumstance has occurred or exists with respect to the Company or its business, properties, prospects, operations or financial condition, which, would be required to be disclosed by the Company under either the 1933 Act or the Exchange Act or other applicable law but which has not been so publicly announced or disclosed.

           (l) Litigation. Except as may be set forth in the SEC Documents, there are no lawsuits or proceedings pending or to the best knowledge of the Company threatened, against the Company, nor has the Company received any written or oral notice of any such action, suit, proceeding or investigation, which might have a Material Adverse Effect on the Company. Except as set forth in the SEC Documents no judgment, order, writ, injunction or decree or award has been issued by or, so far as is known by the

Company, requested of any court, arbitrator or governmental agency which might result in a Material Adverse Effect on the Company or which might impair the Company's ability to consummate the transactions contemplated by this Agreement.

           (m) Intellectual Property. To the best of its knowledge, the Company and its subsidiaries validly own or have the right to use all material copyrights, trademarks, patents and other intellectual property rights (collectively, "Intellectual Property") material to the operation of their business, and such Intellectual Property is not subject to any material infringement, except as otherwise disclosed in the SEC Documents. Except as disclosed in the SEC Documents, to the best of the Company's knowledge, the Company is not in any way making any unlawful or wrongful use of any Intellectual Property of any third party which might result in a Material Adverse Effect on the Company or which might materially adversely affect the transactions contemplated by this Agreement.

           (n) Principal Market. As of the date of this Agreement, the Principal Market on which the shares of Common Stock are traded is the Nasdaq Stock Market's National Market.

      Section 2.2. Representations and Warranties of the Investors. The Investors hereby make the following representations and warranties to the
Company:

           (a) Authorization; Enforcement. (i) The Investors have the requisite power and authority to enter into and perform this Agreement and to purchase the Shares to be sold hereunder, (ii) the execution and delivery of this Agreement by the Investors and the consummation by them of the transactions contemplated hereby have been duly authorized by all necessary corporate or partnership action, as the case may be, and no further consent or authorization of the Investors or their respective Boards of Directors, stockholders, or partners, as the case may be, is required, (iii) this Agreement has been duly authorized, executed and delivered by the Investors, and (iv) this Agreement constitutes a valid and binding obligation of the Investors enforceable against the Investors in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors, rights and remedies or by other equitable principles of general application.

           (b) Consents. The Investors are not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or purchase the Shares or the Additional Shares in accordance with the terms hereof; provided that for purposes of the representation made in this sentence, the Investors are assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

           (c) Ownership; Access to Information. The Investors are duly organized and validly existing under the laws of their respective jurisdiction of organization and have been afforded, to the satisfaction of the Investors, the opportunity to review the SEC Documents and obtain such additional publicly available information concerning the Company and its business, and to ask such questions and receive such answers (based upon publicly available information), as the Investors deem necessary to make an informed investment decision.

           (d) Investment Representations. (i) Experience; Accredited Investors. Each of the Investors is experienced in evaluating and investing in high technology companies. Each of the Investors understands and acknowledges that its investment in the Shares is highly speculative and there are substantial risks of loss incident to a purchase of the Shares. Each of the Investors is familiar with the definition of "Accredited Investor" set forth in Regulation D promulgated by the Commission under the 1933 Act and meets the conditions required to qualify as an Accredited Investor.

               (ii) Investment. Each of the Investors is acquiring the Shares for investment for its own account and not with the view to, or for resale in connection with, any distribution thereof in any transaction which would be a violation by the Investors of the 1933 Act or any other securities laws of the United States or any state. Each of the Investors understands that the sale of the Shares to the Investors has not been registered under the 1933 Act, and that the Shares are being sold pursuant to an exemption from the registration requirements of the 1933 Act, the availability of which depends upon, among other things, the bona fide nature of its investment intent as expressed herein. Each of the Investors represents, warrants and agrees that it will not sell or otherwise transfer any interest in the Shares without registration under the Act or an exemption therefrom; provided, however, that by making the representations in this Section 2.2(d), the Investors do not agree to hold the Shares for any minimum or other specific term and reserve the right to dispose of all Shares at any time in accordance with Federal securities laws applicable to such disposition.

               (iii) Legends. Each of the Investors understands that each certificate representing the Shares shall bear the following legend and any other legend required by applicable state securities law:

          THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT PURSUANT TO AN EFFECTIVE

          REGISTRATION UNDER THE ACT OR IN A TRANSACTION WHICH, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO AMATI COMMUNICATIONS CORPORATION, QUALIFIES AS AN EXEMPT TRANSACTION UNDER THE ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

          A certificate shall not bear such legend if the Investors shall have delivered to the Company an opinion of counsel reasonably satisfactory to the Company to the effect that the securities being sold may be publicly sold without registration under the Securities Act. The foregoing shall not be deemed to affect the obligations of the Company under Section 1.6 hereof or the Registration Rights Agreement.


                                  Article III.
                                  ------------
                                   Covenants
                                   ---------

      Section 3.1.  Securities Compliance.

           (a) The Company shall notify the SEC and the Principal Market and any other applicable market in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of all Shares to the Investors.

           (b) The Company will cause its Common Stock to continue to be registered under Sections 12(b) or 12(g) of the Exchange Act, will comply in all respects with its reporting and filing obligations under said act, will comply with all requirements related to the Registration Statement, and will not take any action or file any document (whether or not permitted by said Act or the rules thereunder) to terminate or suspend such Registration Statement or to terminate or suspend its reporting and filing obligations under the Exchange Act, except as permitted herein. The Company will take all action necessary to continue the listing or trading of its Common Stock (including the Shares) on the Principal Market including, taking all action necessary to cause the Shares and the Additional Shares that are issuable under this Agreement and the Warrant to be authorized for listing on the Principal Market, subject to official notice of issuance; and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market.

      Section 3.2. Preliminary Put Notice. In order to provide the Investors adequate opportunity to conduct appropriate due diligence in connection with the Second Put Notice, the Company shall deliver to the Investors, at least five (5) business days prior to the delivery of the Second Put Notice, a Preliminary Put Notice which Notice shall state that the Company is considering delivery of a Put Notice to the Investors five (5) or more business days following delivery of the Preliminary Put Notice. In no event shall delivery of a Preliminary Put Notice to the Investors obligate the Company to deliver any Put Notice to the Investors, provided, however that if the Company fails to deliver a Put Notice within thirty days of delivery of a Preliminary Put Notice, then the Company shall pay the reasonable due diligence costs of the Investors with respect to such Preliminary Put Notice.

      Section 3.3. Certain Restrictions. The Investors shall not engage in short selling of the Common Stock prior to the effectiveness of the Registration Statement in respect of the shares to be purchased and sold pursuant to the first Put Notice.


                                  Article IV.
                                  -----------
                                   Conditions
                                   ----------

      Section 4.1. Conditions Precedent to the Obligation of the Company to Sell Shares. The obligation hereunder of the Company to issue and/or sell the Shares (other than the Warrant Shares) to the Investors is further subject to the satisfaction, at or before the respective issuance and deliveries thereof, of each of the following conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

           (a) Accuracy of the Investors Representations and Warranties. The representations and warranties of the Investors shall be true and correct in all material respects as of the date when made and as of the date of such issuance and delivery as though made at that time.

           (b) Performance by the Investors. The Investors shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investors at or prior to such date.

           (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

      Section 4.2. Conditions Precedent to the Obligation of the Investors to Purchase any Shares. The obligation of the Investors hereunder to acquire and pay for Shares other than Warrant Shares is subject to the satisfaction, at or before each Closing of each of the following conditions set forth below.

These conditions are for the Investors' sole benefit and may be waived by the Investors at any time in its sole discretion.

           (a) Accuracy of the Company's Representations and Warranties. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of each Closing Date, as though made at that time (except for (i) representations and warranties that speak as of a particular date or refer to a particular point in time which shall be true and correct as of such date or time and (ii) the representation and warranty contained in Section 2.1(i)).

           (b) Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to such Closing.

           (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

           (d) Opinion of Counsel, Etc. At each Closing the Investors shall have received an opinion of Heller, Ehrman, White & McAuliffe, counsel to the Company, (in substantially the form of Exhibit A hereto), dated the effective date of such Closing, and such other certificates, opinions of other counsel, and documents as the Investors or their counsel shall reasonably require incident to such Closing.

           (e) Effectiveness of Registration Statement and Registration Rights Agreement. The Registration Statement shall be effective at the time of each Closing and no stop order suspending the effectiveness of the Registration Statement shall have been instituted or shall be pending. The Company and the Investors shall have entered into the Registration Rights Agreement substantially in the form of Exhibit B hereto (the "Registration Rights Agreement"), and such Agreement shall be in full force and effect.

           (f) Accuracy of Registration Statement. At the time of each Closing, the Registration Statement (including information or documents incorporated by reference therein) and any amendments or supplements thereto shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

           (g) Comfort Letter. The Investors, at each Initial Closing, shall have received a comfort letter from the Company's independent auditors of the type customarily delivered to underwriters in connection with a firm commitment underwritten public offerings.

           (h) Officer's Certificate. At each Closing the Investors shall have received a certificate) from the CEO and/or CFO of the Company in substantially the form of Exhibit C hereto.

          (i) No Bankruptcy Filing. There shall have been no filing of a petition in bankruptcy, either voluntarily or involuntarily with respect to the Company and there shall not have commenced any proceedings under any bankruptcy or insolvency laws, or any laws relating to the relief of debtors, readjustment of indebtedness or reorganization of debtors and there shall have been no calling of a meeting of creditors of the Company or appointment of a committee of creditors or liquidating agents or offering of a composition or extension to creditors by, for, with or without the consent or acquiescence of the Company.

           (j) Principal Market Listing. The Shares and any Additional Shares to be issued at such Closing shall have been approved for listing on the Principal Market, subject to official notice of issuance.


                                   Article V.
                                   ----------
                                  Termination
                                  -----------

      Section 5.1. Optional Termination. This Agreement may be terminated at any time by the mutual consent of the Company and the Investors, provided that the provisions of Sections 1.3, 1.6, 1.8 and 1.9 and Article VI and the representations, warranties and covenants contained in this Agreement shall survive its termination for the period of any applicable statute of limitations, and provided further that if a decision to terminate the Agreement is made during any Valuation Period (including, without limitation, any suspended Valuation Period), such termination shall not be effective until thirty (30) days after such Valuation Period has elapsed.

      Section 5.2. Automatic Termination. This Agreement shall automatically terminate without any further action of either party hereto when (a) the Investors have invested an aggregate of $15,000,000 in the Common Stock of the Company pursuant to this Agreement and (b) all Valuation Periods with respect to all Put Notices have expired, and no further adjustments or payments must be made pursuant to Section 1.3 herein provided that the provisions of Sections 1.3, 1.6, 1.8, and 1.9 and Article VI and the representations, warranties and covenants contained in this Agreement shall survive the termination of this Agreement for the period of any applicable statute of limitations.

      All representations, warranties and covenants shall survive each Closing and termination of this Agreement.

      Section 5.3. Change in Control. From and after the date hereof, upon any Change of Control (as defined below), the Company shall no longer have the right to deliver any Put Notice to the Investors. A "Change of Control" shall mean any transaction or series of transactions which results in any person or affiliated group of persons gaining control of 50% or more of the voting stock of the Company or 50% or more of the Company's Board of Directors.


                                  Article VI.
                                  -----------
                                 Miscellaneous
                                 -------------

      Section 6.1. Fees and Expenses; Warrants.

           (a) The Company shall promptly pay all of the out-of-pocket fees and expenses incurred (including legal fees and expenses) by the Investors in connection with the due diligence preparation, negotiation, execution and delivery of this Agreement and the transactions contemplated hereunder. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of any Shares issued pursuant hereto.

           (b) Upon execution hereof, the Investors shall purchase from the Company, and the Company shall deliver to the Investors warrants substantially in the forms of Exhibits D and E hereto (the "Warrants") to purchase an aggregate of 600,000 shares of the Common Stock.

      Section 6.2. Specific Enforcement; Consent to Jurisdiction.

           (a) The Company and the Investors acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which either of them may be entitled by law or equity.

           (b) Each of the Company and each of the Investors (i) hereby irrevocably submits to the exclusive jurisdiction of the United States District Court and other courts of the United States sitting in Delaware for the purposes of any suit, action or proceeding arising out of or relating to this Agreement and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and each of the Investors consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this paragraph shall affect or limit any right to serve process in any other manner permitted by law.

      Section 6.3. Entire Agreement; Amendments. Other than with respect to matters set forth in the Warrants, this Agreement and the Registration Rights Agreement contain the entire understanding of the parties with respect to the transactions contemplated hereby and, except as specifically set forth herein, neither the Company nor any of the Investors makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought.

      Section 6.4. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be effective upon hand delivery or delivery by facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received). The addresses for such communications shall be:

          to the Company:

                    Amati Communications Corporation
                    2043 Samaritan Drive
                    San Jose, CA  95124
                    Attn:  James Steenbergen
                    Fax:  (408) 879-2900

          with copies to:

                    Heller, Ehrman, White & McAuliffe
                    525 University Avenue
                    Palo Alto, CA 94301
                    Attn:  Richard A Peers
                    Fax:  (415) 324-0638
          to the Investors:

                    The Chatterjee Group
                    888 Seventh Avenue - Suite 3000
                    New York, New York 10106
                    Attn:  Peter Hurwitz
                    Fax:  (212) 262-9637

                    Quantum Industrial Partners LDC
                    Kaya Flamboyan 9
                    Willemstad, Curacao
                    Netherlands Antilles
                    Attn:  Ben Jansen
                    Fax:  011 599 9322 402

                    Winston Partners II LDC
                    Kaya Flamboyan 9
                    Willemstad, Curacao
                    Netherlands Antilles
                    Attn:  Ben Jansen
                    Fax:  011 599 9322 402

          with copies to:

                    Willkie Farr & Gallagher
                    153 East 53rd Street
                    New York, New York 10022
                    Attention:  Christopher E. Manno
                    Fax:  (212) 821-8111

                    Soros Fund Management
                    888 Seventh Avenue - Suite 3300
                    New York, New York 10106
                    Attn:  Michael Neus
                    Fax:  (212) 664-0544

Either party hereto may from time to time change its address for notices under this Section 6.4 by giving written notice of such changed address to the other party hereto.

      Section 6.5. Waivers. No waiver by either party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter. The parties hereto waive any and all rights to a jury trial in connection with any action or proceeding arising under this Agreement, the Warrants or the transactions contemplated hereby or thereby.

      Section 6.6. Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

      Section 6.7. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. The parties hereto may amend this Agreement without notice to or the consent of any third party. Neither the Company nor the Investors shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other (which consent may be withheld for any reason in the sole discretion of the party from whom consent is sought); provided, however, that the Company may assign its rights and obligations hereunder to any acquirer of substantially all of the assets or a controlling equity interest of the Company provided that such assignment shall be subject to (i) the Change of Control provisions contained in
Section 5.3 above and (ii) Investors' prior written consent which consent may not be unreasonably withheld. The assignment by a party of this Agreement or any rights hereunder shall not affect the obligations of such party under this Agreement.

      Section 6.8. No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and any Indemnified Party and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

      Section 6.9. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of Delaware without regard to the principles of conflict of laws.

      Section 6.10. Execution. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause four additional executed signature pages to be physically delivered to the other party within five days of the execution and delivery hereof.

      Section 6.11. Publicity. The Company and the Investors shall consult and cooperate with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby, provided the foregoing shall not interfere with the legal obligations of either party with respect to public disclosure; and provided further, that neither the Company nor the Investors shall be required to consult with the other if any such press release or public statement does not specifically name the other.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date hereof.

                                   AMATI COMMUNICATIONS CORPORATION


                                   By: /s/ James Steenbergen
                                        Name: James Steenbergen
                                        Title: President, CEO, CFO
                                        Date: October 3, 1996


                                   QUANTUM INDUSTRIAL PARTNERS LDC


                                   By: /s/ Sean C. Warren
                                        Name: Sean C. Warren
                                        Title: Attorney-in-Fact


                                   S-C PHOENIX HOLDINGS, L.L.C.


                                   By: /s/ Sean C. Warren
                                        Name: Sean C. Warren
                                        Title: Manager


                                   WINSTON PARTNERS, L.P.


                                   By:  Chatterjee Fund Management, its
                                        general partner

                                   By: /s/ Peter Hurwitz
                                        Name:
                                        Title:


                                   WINSTON PARTNERS II LDC


                                   By: /s/ Peter Hurwitz
                                        Name:
                                        Title:


                                   WINSTON PARTNERS II L.L.C.


                                   By: Chatterjee Advisors L.L.C., its manager

                                   By: /s/ Peter Hurwitz
                                        Name:
                                        Title:

                                                               SCHEDULE I



                             PARTICIPATION SCHEDULE
                             ----------------------

Investor                                               Participation

Quantum Industrial Partners LDC                             50.00%

S-C Phoenix Holdings, L.L.C.                                25.00%

Winston Partners, L.P.                                       8.33%

Winston Partners II LDC                                     11.12%

Winston Partners II L.L.C.                                   5.55%

                                                           100.00%

                                                                       Exhibit A

                                                                          (Date)


Quantum Industrial Partners LDC
S-C Phoenix Holdings, L.L.C.
Winston Partners I, L.P.
Winston Partners II LDC
Winston Partners II LLC
c/o The Chatterjee Group
888 Seventh Avenue
Suite 3000
New York, N.Y. 10106

Re:  Investment in Amati Communications Corporation

Ladies and Gentlemen:

We have acted as counsel to Amati Communications Corporation, a Delaware corporation (the "Company"), in connection with the proposed sale and issuance of authorized but previously unissued shares of the Company's common stock, $0.20 par value per share (the "Shares"), pursuant to the Investment Agreement ("Agreement") entered into on __________, 1996, between the Company and Quantum Industrial Partners LDC, S-C Phoenix Holdings, L.L.C., Winston Partners I, L.P., Winston Partners II LDC and Winston Partners II LLC ("Investors"). Capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the Agreement.

[Additional Introduction]

      Based upon and subject to the foregoing, we are of the opinion that:

      1. The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware and is in good standing under the laws of the State of California. The Company has the requisite corporate power to own its properties and to carry on its business as such properties and business are described in the Company's Annual Report on Form 10-K. The Company does not have any subsidiaries, except for those identified in the SEC Documents. Each of the Company's subsidiaries has been duly incorporated and is validly existing in good standing under the laws of its jurisdiction of organization. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure so to qualify would not have a Material Adverse Effect.

      2. (i) The Company has the requisite corporate power and authority to enter into and perform the Agreement, the Registration Rights Agreement and the Warrants and to issue the Shares and the Warrants in accordance with the terms of the Agreement and the Warrants, (ii) the Agreement, the Registration Rights Agreement and the Warrants have been duly authorized by all necessary corporate action on the part of the Company, (iii) the Agreement, the Registration Rights Agreement and the Warrants have been duly executed and delivered by the Company, and (iv) the Agreement, the Registration Rights Agreement and the Warrants are valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, subject as to enforcement, (i) to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other laws of general applicability relating to, or affecting creditors' rights and (ii) to general principles of equity whether such enforcement is considered in a proceeding in equity or at law.

      3.  No shares of Common Stock are entitled to preemptive rights.

      4. When delivered and paid for in accordance with the terms of the Agreement or upon exercise of the Warrants, the Shares shall be duly authorized, validly issued, fully paid and non-assessable. The Company has reserved for issuance the requisite number of shares of Common Stock to be issued pursuant to the Warrants.

      5. Neither the execution and delivery of the Agreement, the Registration Rights Agreement and the Warrants by the Company nor the consummation by the Company of the transactions contemplated by the Agreement and the Warrants will
(i) conflict with any provision of the Company's Certificate of Incorporation or By-laws, (ii) violate any law applicable to the Company or, (iii) to our knowledge, result in a breach or violation of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under any agreement, indenture or instrument to which the Company is a party and which has been filed as an exhibit in SEC Documents.

      6. No governmental consents, approvals, authorizations, registrations, declarations or filings are required for the execution and delivery of the Agreement, the Registration Rights Agreement and the Warrants on behalf of the Company and consummation by the Company of the transactions contemplated thereunder except (i) such as have been obtained or made and (ii) if required, the filing of a Form 10-C following the sale of Shares pursuant to the Agreement. Assuming the representations and warranties given by the Investors in the Investment Agreement are true and correct in all material respects, none of the issuance, sale and delivery of the Shares, Additional Shares or the Warrants to the Investors requires any registration under the Act.

      7. Other than as described in the SEC Documents, we do not have knowledge of any action, suit or proceeding pending or threatened in writing against the Company.

      8. Based on a letter from the staff of the Securities and Exchange Commission (the "Commission") dated _____________, the Registration Statement has become effective under the Securities Act of 1933 (the "Act"). We do not know of the issuance of any stop order suspending the effectiveness of the Registration Statement by the Commission or of any proceeding for that purpose under the Act which has been instituted or threatened.

      9. As of , the Registration Statement and the Prospectus complied as to form in all material respects with the requirements of the Act and the published rules and regulations of the Commission thereunder.

      In addition, we have participated in discussions with various representatives of the Company and its independent public accountants, in which the business and affairs of the Company and the contents of the Registration Statement and the prospectus contained therein (the "Prospectus") were discussed. No facts have come to our attention in the course of those discussions that have led us to believe that, as of the date hereof, the Registration Statement and the Prospectus taken together (other than the financial statements, schedules and other financial data included therein and information provided in writing by the Investors for inclusion therein, with respect to which we express no view or belief) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. However, we did not conduct an independent verification of any factual matters, and do not assume responsibility for the accuracy, completeness, or fairness of any of the statements contained in the Registration Statement or the Prospectus.

      The opinions expressed herein are given to you solely for your use in connection with the Agreement and may not be relied upon by any other person or entity or for any other purpose without our prior consent.

                                        Very truly yours,

                                                            EXHIBIT B

                        AMATI COMMUNICATIONS CORPORATION

                          REGISTRATION RIGHTS AGREEMENT


               REGISTRATION RIGHTS AGREEMENT, dated as of October 3, 1996, among the investors listed on the signature pages hereto (the "Investors") and Amati Communications Corporation, a Delaware corporation (the "Company").

                                 R E C I T A L S

               WHEREAS, the Investors have, pursuant to the terms of the Investment Agreement, dated as of the date hereof, by and among the Company and the Investors (the "Agreement"), agreed to purchase shares of Common Stock, par value $0.20 per share, of the Company (the "Common Stock") and Warrants to purchase shares of Common Stock; and

               WHEREAS, the Company has agreed, as a condition precedent to the Investors' obligations under the Agreement, to grant the Investors certain registration rights; and

               WHEREAS, the Company and the Investors desire to define the registration rights of the Investors on the terms and subject to the conditions set forth herein and in Section 1.6 of the Agreement.

               NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the parties hereby agree as follows:

               1. DEFINITIONS

               As used in this Agreement, the following terms have the respective meaning set forth below:

               Commission: shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act;

               Exchange Act: shall mean the Securities Exchange Act of 1934, as amended;

               Holder: shall mean any holder of Registrable Securities;

               Initiating Holder: shall mean any Holder or Holders who in the aggregate are Holders of more than 50% of the then outstanding Registrable Securities;

               Person: shall mean an individual, partnership, joint-stock company, corporation, trust or unincorporated organization, and a government or agency or political subdivision thereof; register, registered and registration: shall mean to a registration effected by preparing and filing a registration statement in compliance with the Securities Act (and any post-effective amendments filed or required to be filed) and the declaration or ordering of effectiveness of such registration statement;

               register, registered and registration: shall mean to a registration effected by preparing and filing a registration statement in compliance with the Securities Act (and any post-effective amendments filed or required to be filed) and the declaration or ordering of effectiveness of such registration statement;

               Registrable Securities: shall mean (A) shares of Common Stock issued or issuable under the Agreement, (B) any additional shares of Common Stock acquired by the Investors pursuant to the Warrants and (C) any stock of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares of Common Stock referred to in clause (A) or (B);

               Registration Expenses: shall mean all expenses incurred by the Company in compliance with Sections 2(a) and (b) hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, fees and expenses of one counsel for all the Holders, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company);

               Security, Securities: shall have the meaning set forth in Section 2(1) of the Securities Act;

               Securities Act: shall mean the Securities Act of 1933, as amended; and

               Selling Expenses: shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities.

               2. REGISTRATION RIGHTS

               (a) Requested Registration.

               (i) Request for Registration. If the Company shall receive from an Initiating Holder, at any time following the time that the shelf registration statements filed by the Company pursuant to Section 1.6 under the Agreement (a "Shelf Registration Statement") are no longer in effect with respect to all of the Registrable Securities, a written request that the Company effect any registration covering the registration of 20% or more of the Registrable Securities (or such lesser percent which (I) the Company then owns or (II) results in an anticipated aggregate offering price of $1,000,000 or more), the Company will:

                    (A) promptly give written notice of the proposed
               registration, qualification or compliance to all other Holders;
               and

                    (B) as soon as practicable, use its diligent best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within 10 business days after written notice from the Company is given under Section 2(a)(i)(A) above; provided that the Company shall not be obligated to effect, or take any action to effect, any such registration pursuant to this Section 2(a):

                         (x) In any particular jurisdiction in which the Company
                    would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder; or

                         (y) After the Company has effected three (3) such
                    registrations pursuant to this Section 2(a) and such registrations have been declared or ordered effective and the Company has satisfied its obligations under Section 2(d) hereof.

               The registration statement filed pursuant to the request of the Initiating Holders may not include other securities of the Company which are held by Persons other than the Holders ("Other Stockholders"), without the prior consent of Holders registering at least 50% of the Registrable Securities.

               (ii) Underwriting. If the Initiating Holder intends to distribute the Registrable Securities covered by its request by means of an underwriting, it shall so advise the Company as a part of its request made pursuant to this Section 2(a), and the Company shall include such information in the written notice referred to in Section 2(a)(i)(A). In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holder.

               (iii) Company's Right to Defer. Notwithstanding the foregoing, if the Company shall furnish to the Initiating Holder a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed in the near future and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 30 calendar days after receipt of the request of the Initiating Holder (a "Suspension Period"); provided that no Suspension Period may commence less than ninety (90) days after the expiration of the then most recent Suspension Period, and the Company may establish no more than two (2) Suspension Periods in any twelve
          (12) consecutive months.

               (iv) Transfer of Rights. The registration rights set forth in this Section 2 may be transferred or assigned to a transferee or assignee of any Registrable Securities not sold to the public acquiring at least 10,000 shares of Registrable Securities, equitably adjusted for any recapitalization, stock split, combination and the like (hereinafter referred to in this Section 2 as the "Transferee"); provided, however, that:

                    (A) the Company must receive written notice prior to the
               time of said transfer, stating the name and address of the Transferee and identifying the securities with respect to which such registration rights are being transferred or assigned, and

                    (B) the Transferee must not be a person deemed by the Board of Directors of the Company, in good faith, to be a competitor or potential competitor of the Company.

               Notwithstanding the limitation set forth in the foregoing sentence respecting the minimum number of shares which must be transferred, any Holder which is a partnership or limited liability company may transfer such Holder's registration rights to such Holder's constituent partners or members without restriction as to the number or percentage of shares acquired by any such constituent partner or member.

               (b) Company Registration.

               (i) If the Company shall determine to register any of its equity securities either for its own account or for the account of Other Stockholders, other than a registration relating solely to employee benefit plans, or a registration relating solely to a Commission Rule 145 transaction, or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

                    (A) promptly give to each of the Holders a written notice
               thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

                    (B) include in such registration (and any related
               qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by the Holders within fifteen (15) days after receipt of the written notice from the Company described in clause (i) above, except as set forth in
               Section 2(b)(ii) below. Such written request may specify all or a part of the Holders' Registrable Securities.

               (ii) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise each of the Holders as a part of the written notice given pursuant to Section 2(b)(i)(A). In such event, the right of each of the Holders to registration pursuant to this
          Section 2(b) shall be conditioned upon such Holders' participation in such underwriting and the inclusion of such Holders' Registrable Securities in the underwriting to the extent provided herein. The Holders whose shares are to be included in such registration shall (together with the Company and the Other Stockholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for underwriting by the Company. Notwithstanding any other provision of this Section 2(b), if the representative determines that marketing factors require a limitation on the number of shares to be underwritten, the representative may (subject to the allocation priority set forth below) limit the number of Registrable Securities to be included in the registration and underwriting to not less than twenty five percent (25%) (or ten percent (10%) with respect to the first registered offering effected by the Company after the date hereof) of the shares included therein (based on the number of shares). The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated in the following manner: The securities of the Company held by officers, directors and Other Stockholders of the Company

          (other than Registrable Securities and other than securities held by holders who by contractual right demanded such registration ("Demanding Holders")) shall be excluded from such registration and underwriting to the extent required by such limitation, and, if a limitation on the number of shares is still required, the number of shares that may be included in the registration and underwriting by each of the Holders and Demanding Holders shall be reduced, on a pro rata basis (based on the number of shares held by such Holder), by such minimum number of shares as is necessary to comply with such limitation. If any of the Holders or any officer, director or Other Stockholder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

               (c) Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Section 2 shall be borne by the Company, and all Selling Expenses shall be borne by the Holders of the securities so registered pro rata on the basis of the number of their shares so registered; provided, however, that if, as a result of the withdrawal of a request for registration by any of the Holders, as applicable, the registration statement does not become effective, the Holders and Other Stockholders requesting registration may elect to bear the Registration Expenses (pro rata on the basis of the number of their shares so included in the registration request, or on such other basis as such Holders and Other Stockholders may agree), in which case such registration shall not be counted as a registration pursuant to Section 2(a)(i)(B)(y).

               (d) Registration Procedures. In the case of each registration effected by the Company pursuant to this Section 2, the Company will keep the Holders, as applicable, advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will:

               (i) keep such registration effective for a period of one hundred twenty (120) days or until the Holders, as applicable, have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that such 120-day period shall be extended for a period of time equal to the period during which the Holders, as applicable, refrain from selling any securities included in such registration during a Suspension Period in accordance with provisions in Section 1.6(b)(iv) of the Agreement; and

              (ii) furnish such number of prospectuses and other documents incident thereto as each of the Holders, as applicable, from time to time may reasonably request.

               (e) Indemnification.

               (i) The Company will indemnify each of the Holders, as applicable, each of its officers, directors and partners, and each person controlling each of the Holders, with respect to each registration which has been effected pursuant to this Section 2 or pursuant to Section 1.6 of the Agreement, and each underwriter, if any, and each person who controls any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or the Exchange Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each of the Holders, each of its officers, directors and partners, and each person controlling each of the Holders, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by the Holders or underwriter and stated to be specifically for use therein.

               (ii) Each of the Holders will, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter, each Other Stockholder and each of their officers, directors, and partners, and each person controlling such Other Stockholder against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document made by such Holder, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements by such Holder therein not misleading, and will reimburse the Company and such Other Stockholders, directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; provided, however, that the obligations of each of the Holders hereunder shall be limited to an amount equal to the net proceeds to such Holder of securities sold as contemplated herein.

               (iii) Each party entitled to indemnification under this Section 2(e) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld) and the Indemnified Party may participate in such defense at such party's expense (unless the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in such action, in which case the fees and expenses of counsel shall be at the expense of the Indemnifying Party), and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2 unless the Indemnifying Party is materially prejudiced thereby. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

               (iv) If the indemnification provided for in this Section 2(e) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue (or alleged untrue) statement of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

               (v) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with any underwritten public offering contemplated by this Agreement are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall be controlling.

               (vi) The foregoing indemnity agreement of the Company and Holders is subject to the condition that, insofar as they relate to any loss, claim, liability or damage made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement in question becomes effective or the amended prospectus filed with the Commission pursuant to Commission Rule 424(b) (the "Final Prospectus"), such indemnity or contribution agreement shall not inure to the benefit of any underwriter or Holder if a copy of the Final Prospectus was furnished to the underwriter and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

                 (f) Information by the Holders. It shall be a condition precedent to the Company's obligation to file any registration statement pursuant to this Registration Rights Agreement that each of the Holders holding securities included in any registration shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section 2 or Section 1.6 of the Agreement.

               (g) Rule 144 Reporting.

               With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of restricted securities to the public without registration, the Company agrees to:

               (i) make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act ("Rule 144"), at all times from and after ninety (90) days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

               (ii) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

               (iii) so long as the Holder owns any Registrable Securities, furnish to the Holder upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as the Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing the Holder to sell any such securities without registration.

               (h) Termination. The registration rights set forth in this
Section 2 shall not be available to any Holder if, in the opinion of counsel to the Company, all of the Registrable Securities then owned by such Holder could be sold in any 90-day period pursuant to Rule 144.

               3. INTERPRETATION OF THIS AGREEMENT

               (a) Directly or Indirectly. Where any provision in this Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

               (b) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within such State.

               (c) Section Headings. The headings of the sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part thereof.

               4. MISCELLANEOUS

               (a) Notices.

               (i) All communications under this Agreement shall be in writing and shall be delivered by hand or mailed by overnight courier or by registered or certified mail, postage prepaid:

                    (A) if to the Company, at the address set forth in the
               Agreement, or at such other address as it may have furnished in writing to the Investors;

                    (B) if to the Investors, at the address set forth in the
               Agreement or at such other address as may have been furnished to the Company in writing.

               (ii) Any notice so addressed shall be deemed to be given: if delivered by hand, on the date of such delivery; if mailed by courier, on the first business day following the date of such mailing; and if mailed by registered or certified mail, on the third business day after the date of such mailing.

               (b) Reproduction of Documents. This Agreement and all documents relating thereto, including, without limitation, any consents, waivers and modifications which may hereafter be executed may be reproduced by the Investor by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and the Investors may destroy any original document so reproduced. The parties hereto agree and stipulate that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by the Investors in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

               (c) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties.

               (d) Entire Agreement; Amendment and Waiver. This Agreement, the Investment Agreement and the Warrants constitute the entire understanding of the parties hereto and supersedes all prior understanding among such parties with respect to the subject matter hereof. This Agreement may be amended, and the observance of any term of this Agreement may be waived, with (and only with) the written consent of the Company and the Investors holding a majority of the then outstanding Registrable Securities.

               (e) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

               IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

                                     AMATI COMMUNICATIONS CORPORATION


                                     By:_________________________
                                        Name:
                                        Title:


                                     INVESTORS:
                                     QUANTUM INDUSTRIAL PARTNERS LDC


                                     By:_________________________
                                        Name:
                                        Title:



                                     S-C PHOENIX HOLDINGS, L.L.C.

                                     By:_________________________
                                        Name:
                                        Title:


                                     WINSTON PARTNERS, L.P.

                                     By: Chatterjee Fund Management,
                                         its general partner

                                         By:_________________________
                                            Name:
                                            Title:


                                    WINSTON PARTNERS II LDC

                                     By:_________________________
                                        Name:
                                        Title:


                                    WINSTON PARTNERS II L.L.C.


                                    By: Chatterjee Fund Management,
                                         its general partner

                                         By:_________________________
                                            Name:
                                            Title:

                                                                       EXHIBIT C

                             OFFICER'S CERTIFICATE

      [NAME], the [OFFICE] and Chief Executive Officer of Amati Communications Corporation (the "Company"), and [NAME), the [OFFICE) and Chief Financial officer of the Company, do hereby certify that:

      1. The representations and warranties of the Company contained in the Investment Agreement dated __________, 1996, between the Company and the Investors named therein (the "Agreement"), are true and correct in all material respects, as if made at and as of the date hereof (except for representations and warranties that speak as of a particular date or refer to a particular point in time and except for the representation and warranty contained in Section 2.1(i) of the Agreement). The Company has complied with all the agreements, has performed all the obligations and has satisfied all the conditions on its part to be complied with, performed or satisfied at or prior to the date of this Certificate specified in the Agreement. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

      2. The Registration Statement on Form S-3 (SEC No. _______________) (the "Registration Statement") filed by the Company with the Securities and Exchange Commission (the "Commission") has become and is currently effective, and to the best knowledge of the respective signers, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been initiated or is threatened by the Commission.

      3. All filings, if any, required by Rule 424(b) and Rule 415 of the Securities Act of 1933, as amended, have been made.

      4. The respective signers have each carefully examined the Registration Statement and the prospectus contained therein (the "Prospectus"), and any amendments or supplements thereto, and to the best of their knowledge the Registration Statement and the Prospectus, and any amendments or supplements thereto, contain all statements and information required to be included therein, and all statements contained therein are true and correct, and neither the Registration Statement nor Prospectus, nor any amendment or supplements thereto, includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Prospectus, in light of the circumstances under which they were made) and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amendment or supplemental Registration Statement or Prospectus which has not been so set forth.

      IN WITNESS WHEREOF, the undersigned have executed this certificate on the ____ day of ________, 19 __, which is a Closing Date, as such term is defined in the Agreement.



                                        ______________________________
                                        Print Name:
                                        Print Title:



                                        ______________________________
                                        Print Name:
                                        Print Title:

Exhibit D



                            FORM OF CLASS A WARRANT

    THIS WARRANT AND THE SECURITIES ISSUABLE UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY
     STATE SECURITIES LAW, AND MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT OR IN A TRANSACTION WHICH, IN THE OPINION
    OF COUNSEL REASONABLY SATISFACTORY TO AMATI COMMUNICATIONS CORPORATION,
       QUALIFIES AS AN EXEMPT TRANSACTION UNDER THE ACT AND THE RULES AND
                      REGULATIONS PROMULGATED THEREUNDER.


                        AMATI COMMUNICATIONS CORPORATION

                         Common Stock Purchase Warrant


           AMATI COMMUNICATIONS CORPORATION, Delaware corporation (the "Company"), hereby certifies that, for value received, [Chatterjee Entity] (the "Holder"), or assigns, is entitled, subject to the terms set forth below, to purchase from the Company, at any time and from time to time during the period beginning on the seventy-fifth day following the date hereof and ending on the fifth anniversary of such date in whole or in part, an aggregate of THREE HUNDRED THOUSAND (300,000) fully paid and non-assessable shares of the Common Stock of the Company at a purchase price, subject to the provisions of Paragraph 3 hereof, equal to the Average Share Price in respect of the First Tranche plus 20% (the "Purchase Price"). The Purchase Price and the number and character of such shares are subject to adjustment as provided below, and the term "Common Stock" shall mean, unless the context otherwise requires, the stock or other securities or property at the time deliverable upon the exercise of this Warrant. This Warrant is herein called the "Warrant." Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Investment Agreement, dated as of the date hereof, between the Company and the Holder (the "Investment Agreement").

           1. EXERCISE OF WARRANT. The purchase rights evidenced by this Warrant shall be exercised by the holder surrendering this Warrant, with the form of subscription at the end hereof duly executed by such holder, to the Company at its executive offices accompanied by payment of an amount (the "Exercise Amount") equal to the Purchase Price multiplied by the number of shares being purchased pursuant to such exercise, payable as follows: (a) by payment to the Company in cash, by certified or official bank check, or by wire transfer of the Exercise Amount, (b) by surrender to the Company for cancellation of securities of the Company, including this Warrant having a Market Price (as hereinafter defined) on the date of exercise equal to the Exercise Amount; or (c) by a combination of the methods described in clauses (a) and (b) above. In lieu of exercising the Warrant, the holder may elect to receive a payment equal to the difference between (i) the Market Price multiplied by the number of shares as to which the payment is then being elected and (ii) the exercise price with respect to such shares, payable by the Company to the Holder only in shares of Common Stock valued at the Market Price on the date of exercise. For purposes hereof, the term "Market Price" shall mean the average closing price of a share of Common Stock for the 15 consecutive Trading Days preceding such day on the Principal Market or, if the shares of Common Stock or securities are not publicly traded, the Market Price for such day shall be the fair market value thereof determined jointly by the Company and the holder of this Warrant; provided, however, that if such parties are unable to reach agreement within a reasonable period of time, the Market Price shall be determined in good faith by the independent investment banking firm selected jointly by the Company and the holder of this Warrant or, if that selection cannot be made within 15 days, by an independent investment banking firm selected by the American Arbitration Association in accordance with its rules.

           1.1 Partial Exercise. This Warrant may be exercised for less than the full number of shares of Common Stock, in which case the number of shares receivable upon the exercise of this Warrant as a whole, and the sum payable upon the exercise of this Warrant as a whole, shall be proportionately reduced. Upon any such partial exercise, the Company at its expense will forthwith issue to the holder hereof a new Warrant or Warrants of like tenor calling for the number of shares of Common Stock as to which rights have not been exercised, such Warrant or Warrants to be issued in the name of the holder hereof or his nominee (upon payment by such holder of any applicable transfer taxes).

           2. DELIVERY OF STOCK CERTIFICATES ON EXERCISE. As soon as practicable after the exercise of this Warrant and payment of the Purchase Price, and in any event within ten (10) days thereafter, the Company, at its expense, will cause to be issued in the name of and delivered to the holder hereof a certificate or certificates for the number of fully paid and non-assessable shares or other securities or property to which such holder shall be entitled upon such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash in an amount determined in accordance with Paragraph
3.9 hereof. The Company agrees that the shares so purchased shall be deemed to be issued to the holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid.

           3. ANTI-DILUTION PROVISIONS AND OTHER ADJUSTMENTS. In order to prevent dilution of the right granted hereunder, the Purchase Price shall be subject to adjustment from time to time in accordance with this Paragraph 3. Upon each adjustment of the Purchase Price pursuant to this Paragraph 3, the registered Holder of this Warrant shall thereafter be entitled to acquire upon exercise, at the Purchase Price resulting from such adjustment, the number of shares of the Company's Common Stock obtainable by multiplying the Purchase Price in effect immediately prior to such adjustment by the number of shares of the Company's Common Stock acquirable immediately prior to such adjustment and dividing the product thereof by the Purchase Price resulting from such adjustment.

           3.1 Adjustment for Issue or Sale of Common Stock at Less than Purchase Price. Except as provided in Paragraph 3.2 or 3.5 below, if and whenever on or after the date of issuance hereof the Company shall issue or sell, or shall in accordance with subparagraphs 3.1(1) to (9), inclusive, be deemed to have issued or sold, any shares of its Common Stock for a consideration per share less than the Purchase Price in effect immediately prior to the time of such issue or sale, then forthwith upon such issue or sale (the "Triggering Transaction"), the Purchase Price shall, subject to subparagraphs
(1) to (9) of this Paragraph 3.1, be reduced to the Purchase Price (calculated to the nearest tenth of a cent) determined by dividing:

               (i) an amount equal to the sum of (x) the product derived by multiplying the Number of Common Shares Deemed Outstanding immediately prior to such Triggering Transaction by the Purchase Price then in effect, plus (y) the consideration, if any, received by the Company upon consummation of such Triggering Transaction, by

               (ii) an amount equal to the sum of (x) the Number of Common Shares Deemed Outstanding immediately prior to such Triggering Transaction plus (y) the number of shares of Common Stock issued (or deemed to be issued in accordance with subparagraphs 3.1(1) to (9)) in connection with the Triggering Transaction.

           For purposes of this Paragraph 3, the term "Number of Common Shares Deemed Outstanding" at any given time shall mean the sum of (i) the number of shares of the Company's Common Stock outstanding at such time, and (ii) the number of shares of the Company's Common Stock deemed to be outstanding under subparagraphs 3.1(1) to (9), inclusive, at such time.

           For purposes of determining the adjusted Purchase Price under this Paragraph 3.1, the following subsections (1) to (9), inclusive, shall be applicable:

               (1) In case the Company at any time shall in any manner grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities"), whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable and the price per share for which the Common Stock is issuable upon exercise, conversion or exchange (determined by dividing (x) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by
          (y) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities) shall be less than the Purchase Price in effect immediately prior to the time of the granting of such Option," then the total maximum amount of Common Stock issuable upon the exercise of such Options, or, in the case of Options for Convertible Securities, upon the conversion or exchange of such Convertible Securities, shall (as of the date of granting of such Options) be deemed to be outstanding and to have been issued and sold by the Company for such price per share. No adjustment of the Purchase Price shall be made upon the actual issue of such shares of Common Stock or such Convertible Securities upon the exercise of such Options, except as otherwise provided in subparagraph (3) below.

               (2) In case the Company at any time shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (x) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (y) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Purchase Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued and sold by the Company for such price per share. No adjustment of the Purchase Price shall be made upon the actual issue of such Common Stock upon exercise of the rights to exchange or convert under such Convertible Securities, except as otherwise provided in subparagraph (3) below.

               (3) If the purchase price provided for in any Options referred to in subparagraph (1), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraphs (1) or (2), or the rate at which any Convertible Securities referred to in subparagraph (1) or (2) are convertible into or exchangeable for Common Stock shall change at any time (other than under or by reason of provisions designed to protect against dilution of the type set forth in Paragraph 3.1 or 3.3), the Purchase Price in effect at the time of such change shall forthwith be readjusted to the Purchase Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. If the purchase price provided for in any Option referred to in subparagraph (1) or the rate at which any Convertible Securities referred to in subparagraphs (1) or (2) are convertible into or exchangeable for Common Stock, shall be reduced at any time under or by reason of provisions with respect thereto designed to protect against dilution, then in case of the delivery of Common Stock upon the exercise of any such Option or upon conversion or exchange of any such Convertible Security, the Purchase Price then in effect hereunder shall forthwith be adjusted to such respective amount as would have been obtained had such Option or Convertible Security never been issued as to such Common Stock and had adjustments been made upon the issuance of the shares of Common Stock delivered as aforesaid, but only if as a result of such adjustment the Purchase Price then in effect hereunder is hereby reduced.

               (4) On the expiration of any Option or the termination of any right to convert or exchange any Convertible Securities, the Purchase Price then in effect hereunder shall forthwith be increased to the Purchase Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued.

               (5) In case any Options shall be issued in connection with the issue or sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued without consideration.

               (6) In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair value of such consideration as determined in good faith by the Board of Directors of the Company. In case any shares of Common Stock, Options or Convertible Securities shall be issued in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving corporation as shall be attributed by the Board of Directors of the Company in good faith to such Common Stock, Options or Convertible Securities, as the case may be.

               (7) The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock for the purpose of this Paragraph 3.1.

               (8) In case the Company shall declare a dividend or make any other distribution upon the stock of the Company payable in Options or Convertible Securities, then in such case any Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

               (9) For purposes of this Paragraph 3.1, in case the Company shall take a record of the holders of its

          Common Stock for the purpose of entitling them (x) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities, or (y) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right or subscription or purchase, as the case may be.

           3.2 Dividends Not Paid Out of Earnings or Earned Surplus. In the event the Company shall declare a dividend upon the Common Stock (other than a dividend payable in Common Stock) payable otherwise than out of earnings or earned surplus, determined in accordance with generally accepted accounting principles, including the making of appropriate deductions for minority interests, if any, in subsidiaries (herein referred to as "Liquidating Dividends"), then, as soon as possible after the exercise of this Warrant, the Company shall pay to the person exercising such Warrant an amount equal to the aggregate value at the time of such exercise of all Liquidating Dividends (including but not limited to the Common Stock which would have been issued at the time of such earlier exercise and all other securities which would have been issued with respect to such Common Stock by reason of stock splits, stock dividends, mergers or reorganizations, or for any other reason). For the purposes of this Paragraph 3.2, a dividend other than in cash shall be considered payable out of earnings or earned surplus only to the extent that such earnings or earned surplus are charged an amount equal to the fair value of such dividend as determined in good faith by the Board of Directors of the Company.

           3.3 Subdivisions and Combinations. In case the Corporation shall at any time (i) subdivide the outstanding Common Stock or (ii) issue a stock dividend on its outstanding Common Stock, the Purchase Price in effect immediately prior to such subdivision or dividend shall be proportionately reduced by the same ratio as the subdivison or dividend. In case the Corporation shall at any time combine its outstanding Common Stock, Purchase Price in effect immediately prior to such combination shall be proportionately increased by the same ratio as the combination.

           3.4 Reorganization, Reclassification, Consolidation, Merger or Sale of Assets. If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, cash or other property with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the holder of this Warrant shall have the right to acquire and receive upon exercise of this Warrant such shares of stock, securities, cash or other property issuable or payable (as part of the reorganization, reclassification, consolidation, merger or sale) with respect to or in exchange for such number of outstanding shares of the Company's Common Stock as would have been received upon exercise of this Warrant at the Purchase Price then in effect. The Company will not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument mailed or delivered to the holder of this Warrant at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase. If a purchase, tender or exchange offer is made to and accepted by the holders of more than 50% of the outstanding shares of Common Stock of the Company, the Company shall not effect any consolidation, merger or sale with the person having made such offer or with any Affiliate of such person, unless prior to the consummation of such consolidation, merger or sale the holder of this Warrant shall have been given a reasonable opportunity to then elect to receive upon the exercise of this Warrant either the stock, securities or assets then issuable with respect to the Common Stock of the Company or the stock, securities or assets, or the equivalent, issued to previous holders of the Common Stock in accordance with such offer. For purposes hereof the term "Affiliate" with respect to any given person shall mean any person controlling, controlled by or under common control with the given person.

           3.5 No Adjustment for Exercise of Certain Options, Warrants, Etc. The provisions of this Section 3 shall not apply to any Common Stock issued, issuable or deemed outstanding under subparagraphs 3.1(1) to (9) inclusive: (i) to any person pursuant to any stock option, stock purchase or similar plan or arrangement for the benefit of employees, consultants or directors of the Company or its subsidiaries in effect on the date of issuance hereof, (ii) pursuant to options, warrants and conversion rights in existence on the date of issuance hereof, (iii) pursuant to the Investment Agreement or (iv) pursuant to a firm committment underwritten registered offering under the 1933 Act.

           3.6  Notices of Record Date, Etc.  In the event that:

               (1) the Company shall declare any cash dividend upon its Common Stock, or

               (2) the Company shall declare any dividend upon its Common Stock payable in stock or make any special dividend or other distribution to the holders of its Common Stock, or

               (3) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights, or

               (4) there shall be any capital reorganization or reclassification of the capital stock of the Company, including any subdivision or combination of its outstanding shares of Common Stock, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation, or

               (5) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in connection with such event, the Company shall give to the holder of this Warrant:

               (ii) at least twenty (20) days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up; and

               (iii) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least twenty (20) days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause
     (ii) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Each such written notice shall be given by first class mail, postage prepaid, addressed to the holder of this Warrant at the address of such holder as shown on the books of the Company.

           3.7 Grant, Issue or Sale of Options, Convertible Securities, or Rights. If at any time or from time to time on or after the date of issuance hereof, the Company shall grant, issue or sell any Options, Convertible Securities or rights to purchase property (the "Purchase Rights") pro rata to the record holders of any class of Common Stock of the Company and such grants, issuances or sales do not result in an adjustment of the Purchase Price under Paragraph 3.1 hereof, then the holder of this Warrant shall be entitled to acquire (within thirty (30) days after the later to occur of the initial exercise date of such Purchase Rights or receipt by such holder of the notice concerning Purchase Rights to which such holder shall be entitled under Paragraph 3.6) and upon the terms applicable to such Purchase Rights either:

               (i) the aggregate Purchase Rights which such holder could have acquired if it had held the number of shares of Common Stock acquirable upon exercise of this Warrant immediately before the grant, issuance or sale of such Purchase Rights; provided that if any Purchase Rights were distributed to holders of Common Stock without the payment of additional consideration by such holders, corresponding Purchase Rights shall be distributed to the exercising holder of this Warrant as soon as possible after such exercise and it shall not be necessary for the exercising holder of this Warrant specifically to request delivery of such rights; or

               (ii) in the event that any such Purchase Rights shall have expired or shall expire prior to the end of said thirty (30) day period, the number of shares of Common Stock or the amount of property which such holder could have acquired upon such exercise at the time or times at which the Company granted, issued or sold such expired Purchase Rights.

           3.8 Adjustment by Board of Directors. If any event occurs as to which, in the opinion of the Board of Directors of the Company, the provisions of this Section 3 are not strictly applicable or if strictly applicable would not fairly protect the rights of the holder of this Warrant in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such rights as aforesaid, but in no event shall any adjustment have the effect of increasing the Purchase Price as otherwise determined pursuant to any of the provisions of this Section 3 except in the case of a combination of shares of a type contemplated in Paragraph 3.3 and then in no event to an amount larger than the Purchase Price as adjusted pursuant to Paragraph 3.3.

           3.9 Fractional Shares. The Company shall not issue fractions of shares of Common Stock upon exercise of this Warrant or scrip in lieu thereof. If any fraction of a share of Common Stock would, except for the provisions of this Paragraph 3.9, be issuable upon exercise of this Warrant, the Company shall in lieu thereof pay to the person entitled thereto an amount in cash equal to the current value of such fraction, calculated to the nearest one-hundredth (1/100) of a share, to be computed (i) if the Common Stock is listed on any national securities exchange on the basis of the last sales price of the Common Stock on such exchange (or the quoted closing bid price if there shall have been no sales) on the date of conversion, or (ii) if the Common Stock shall not be listed, on the basis of the mean between the closing bid and asked prices for the Common Stock on the date of conversion as reported by NASDAQ, or its successor, and if there are not such closing bid and asked prices, on the basis of the fair market value per share as determined by the Board of Directors of the Company.

           3.10 Officers' Statement as to Adjustments. Whenever the Purchase Price shall be adjusted as provided in Section 3 hereof, the Company shall forthwith file at each office designated for the exercise of this Warrant, a statement, signed by the Chairman of the Board, the President, any Vice President or Treasurer of the Company, showing in reasonable detail the facts requiring such adjustment and the Purchase Price that will be effective after such adjustment. The Company shall also cause a notice setting forth any such adjustments to be sent by mail, first class, postage prepaid, to the record holder of this Warrant at his or its address appearing on the stock register. If such notice relates to an adjustment resulting from an event referred to in Paragraph 3.6, such notice shall be included as part of the notice required to be mailed and published under the provisions of Paragraph 3.6 hereof.

           4. NO DILUTION OR IMPAIRMENT. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder hereof against dilution or other impairment. Without limiting the generality of the foregoing, the Company will not increase the par value of any shares of stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise, and at all times will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable stock upon the exercise of this Warrant.

           5. RESERVATION OF STOCK, ETC., ISSUABLE ON EXERCISE OF WARRANTS. The Company shall at all times reserve and keep available out of its authorized but unissued stock, solely for the issuance and delivery upon the exercise of this Warrant and other similar Warrants, such number of its duly authorized shares of Common Stock as from time to time shall be issuable upon the exercise of this Warrant and all other similar Warrants at the time outstanding.

           6. REPLACEMENT OF WARRANT. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to it, or (in the case of mutilation) upon surrender and cancellation thereof, the Company will issue, in lieu thereof, a new Warrant of like tenor.

           7. REMEDIES. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that the same may be specifically enforced.

           8. NEGOTIABILITY, ETC. This Warrant is issued upon the following terms, to all of which each taker or owner hereof consents and agrees:

           (a) Subject to the legend appearing on the first page hereof, title to this Warrant may be transferred by endorsement (by the holder hereof executing the form of assignment at the end hereof including guaranty of signature) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery.

           (b) Any person in possession of this Warrant properly endorsed is authorized to represent himself as absolute owner hereof and is granted power to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of every such bona fide purchaser, and every such bona fide purchaser shall acquire title hereto and to all rights represented hereby.

           (c) Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder of this Warrant as the absolute owner hereof for all purposes without being affected by any notice to the contrary.

           (d) Prior to the exercise of this Warrant, the holder hereof shall not be entitled to any rights of a shareholder of the Company with respect to shares for which this Warrant shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

           (e) The Company shall not be required to pay any Federal or state transfer tax or charge that may be payable in respect of any transfer involved in the transfer or delivery of this Warrant or the issuance or conversion or delivery of certificates for Common Stock in a name other than that of the registered holder of this Warrant or to issue or deliver any certificates for Common Stock upon the exercise of this Warrant until any and all such taxes and charges shall have been paid by the holder of this Warrant or until it has been established to the Company's satisfaction that no such tax or charge is due.

           9. SUBDIVISION OF RIGHTS. This Warrant (as well as any new warrants issued pursuant to the provisions of this paragraph) is exchangeable, upon the surrender hereof by the holder hereof, at the principal office of the Company for any number of new warrants of like tenor and date representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock of the Company which may be subscribed for and purchased hereunder.

           10. MAILING OF NOTICES, ETC. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first-class certified mail, postage prepaid, to the address furnished to the Company in writing by the last holder of this Warrant who shall have furnished an address to the Company in writing.

           11. HEADINGS, ETC. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect the meaning hereof.

           12. CHANGE, WAIVER, ETC. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

           13. GOVERNING LAW. THIS WARRANT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE



                                        AMATI COMMUNICATIONS CORPORATION



                                        By______________________________


Dated:_____________ __, 199


Attest:


___________________________

                  [To be signed only upon exercise of Warrant]



To AMATI COMMUNICATIONS CORPORATION

           The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, ___________ shares of Common Stock of AMATI COMMUNICATIONS CORPORATION and herewith makes payment of $_________ therefor, and requests that the certificates for such shares be issued in the name of, and be delivered to ________________________, whose address is __________________________________.


Dated:



___________________________


                                        ___________________________

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)



                                        ___________________________
                                                  Address

                  [To be signed only upon transfer of Warrant]



     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto the right represented by the within Warrant to purchase the _________ shares of the Common Stock of AMATI COMMUNICATIONS CORPORATION to which the within Warrant relates, and appoints________________________ attorney to transfer said right on the books of AMATI COMMUNICATIONS CORPORATION with full power of substitution in the premises.

Dated:


________________________________




(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)



                                                       _______________________
                                                              Address


In the presence of




_________________________

Exhibit E




                            FORM OF CLASS B WARRANT

THIS WARRANT AND THE SECURITIES ISSUABLE UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT OR IN A TRANSACTION WHICH, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO AMATI COMMUNICATIONS CORPORATION, QUALIFIES AS AN EXEMPT TRANSACTION UNDER THE ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.


                        AMATI COMMUNICATIONS CORPORATION

                         Common Stock Purchase Warrant


AMATI COMMUNICATIONS CORPORATION, Delaware corporation (the "Company"), hereby certifies that, for value received, [Chatterjee Entity] (the "Holder"), or assigns, is entitled, subject to the terms set forth below, to purchase from the Company, at any time and from time to time during the period beginning on the seventy-fifth day following the date hereof and ending on the fifth anniversary of such date in whole or in part, an aggregate of THREE HUNDRED THOUSAND (300,000) fully paid and non-assessable shares (such number of shares for which this Warrant is exercisable are sometimes referred to herein as the "Warrant Shares") of the Common Stock of the Company at a purchase price, subject to the provisions of Paragraph 3 hereof, of $25.00 per share (the "Purchase Price"); provided, however, that if the average of the per share daily low trading prices of the Company's Common Stock on the Principal Market over any 90-day period ending prior to the first anniversary of the date of the first Put Notice delivered under the Investment Agreement, exceeds $50.00 per share, the number of Warrant Shares shall be reduced from 300,000 to 150,000. The Purchase Price and the number and character of such shares are subject to adjustment as provided below, and the term "Common Stock" shall mean, unless the context otherwise requires, the stock or other securities or property at the time deliverable upon the exercise of this Warrant. This Warrant is herein called the "Warrant." Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Investment Agreement, dated as of the date hereof, between the Company and the Holder (the "Investment Agreement").

           1. EXERCISE OF WARRANT. The purchase rights evidenced by this Warrant shall be exercised by the holder surrendering this Warrant, with the form of subscription at the end hereof duly executed by such holder, to the Company at its executive offices accompanied by payment of an amount (the "Exercise Amount") equal to the Purchase Price multiplied by the number of shares being purchased pursuant to such exercise, payable as follows: (a) by payment to the Company in cash, by certified or official bank check, or by wire transfer of the Exercise Amount, (b) by surrender to the Company for cancellation of securities of the Company, including this Warrant having a Market Price (as hereinafter defined) on the date of exercise equal to the Exercise Amount; or (c) by a combination of the methods described in clauses (a) and (b) above. In lieu of exercising the Warrant, the holder may elect to receive a payment equal to the difference between (i) the Market Price multiplied by the number of shares as to which the payment is then being elected and (ii) the exercise price with respect to such shares, payable by the Company to the Holder only in shares of Common Stock valued at the Market Price on the date of exercise. For purposes hereof, the term "Market Price" shall mean the average closing price of a share of Common Stock for the 15 consecutive Trading Days preceding such day on the Principal Market or, if the shares of Common Stock or securities are not publicly traded, the Market Price for such day shall be the fair market value thereof determined jointly by the Company and the holder of this Warrant; provided, however, that if such parties are unable to reach agreement within a reasonable period of time, the Market Price shall be determined in good faith by the independent investment banking firm selected jointly by the Company and the holder of this Warrant or, if that selection cannot be made within 15 days, by an independent investment banking firm selected by the American Arbitration Association in accordance with its rules.

           1.1 Partial Exercise. This Warrant may be exercised for less than the full number of shares of Common Stock, in which case the number of shares receivable upon the exercise of this Warrant as a whole, and the sum payable upon the exercise of this Warrant as a whole, shall be proportionately reduced. Upon any such partial exercise, the Company at its expense will forthwith issue to the holder hereof a new Warrant or Warrants of like tenor calling for the number of shares of Common Stock as to which rights have not been exercised, such Warrant or Warrants to be issued in the name of the holder hereof or his nominee (upon payment by such holder of any applicable transfer taxes).

           2. DELIVERY OF STOCK CERTIFICATES ON EXERCISE. As soon as practicable after the exercise of this Warrant and payment of the Purchase Price, and in any event within ten (10) days thereafter, the Company, at its expense, will cause to be issued in the name of and delivered to the holder hereof a certificate or certificates for the number of fully paid and non-assessable shares or other securities or property to which such holder shall be entitled upon such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash in an amount determined in accordance with Paragraph 3.9 hereof. The Company agrees that the shares so purchased shall be deemed to be issued to the holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid.

           3. ANTI-DILUTION PROVISIONS AND OTHER ADJUSTMENTS. In order to prevent dilution of the right granted hereunder, the Purchase Price shall be subject to adjustment from time to time in accordance with this Paragraph 3. Upon each adjustment of the Purchase Price pursuant to this Paragraph 3, the registered Holder of this Warrant shall thereafter be entitled to acquire upon exercise, at the Purchase Price resulting from such adjustment, the number of shares of the Company's Common Stock obtainable by multiplying the Purchase Price in effect immediately prior to such adjustment by the number of shares of the Company's Common Stock acquirable immediately prior to such adjustment and dividing the product thereof by the Purchase Price resulting from such adjustment.

           3.1 Adjustment for Issue or Sale of Common Stock at Less than Purchase Price. Except as provided in Paragraph 3.2 or 3.5 below, if and whenever on or after the date of issuance hereof the Company shall issue or sell, or shall in accordance with subparagraphs 3.1(1) to (9), inclusive, be deemed to have issued or sold, any shares of its Common Stock for a consideration per share less than the Purchase Price in effect immediately prior to the time of such issue or sale, then forthwith upon such issue or sale (the "Triggering Transaction"), the Purchase Price shall, subject to subparagraphs
(1) to (9) of this Paragraph 3.1, be reduced to the Purchase Price (calculated to the nearest tenth of a cent) determined by dividing:

                (i) an amount equal to the sum of (x) the product derived by multiplying the Number of Common Shares Deemed Outstanding immediately prior to such Triggering Transaction by the Purchase Price then in effect, plus (y) the consideration, if any, received by the Company upon consummation of such Triggering Transaction, by

                (ii) an amount equal to the sum of (x) the Number of Common Shares Deemed Outstanding immediately prior to such Triggering Transaction plus (y) the number of shares of Common Stock issued (or deemed to be issued in accordance with subparagraphs 3.1(1) to (9)) in connection with the Triggering Transaction.

           For purposes of this Paragraph 3, the term "Number of Common Shares Deemed Outstanding" at any given time shall mean the sum of (i) the number of shares of the Company's Common Stock outstanding at such time, and (ii) the number of shares of the Company's Common Stock deemed to be outstanding under subparagraphs 3.1(1) to (9), inclusive, at such time.

           For purposes of determining the adjusted Purchase Price under this Paragraph 3.1, the following subsections (1) to (9), inclusive, shall be applicable:

                (1) In case the Company at any time shall in any manner grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities"), whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable and the price per share for which the Common Stock is issuable upon exercise, conversion or exchange (determined by dividing (x) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (y) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities) shall be less than the Purchase Price in effect immediately prior to the time of the granting of such Option," then the total maximum amount of Common Stock issuable upon the exercise of such Options, or, in the case of Options for Convertible Securities, upon the conversion or exchange of such Convertible Securities, shall (as of the date of granting of such Options) be deemed to be outstanding and to have been issued and sold by the Company for such price per share. No adjustment of the Purchase Price shall be made upon the actual issue of such shares of Common Stock or such Convertible Securities upon the exercise of such Options, except as otherwise provided in subparagraph (3) below.

                (2) In case the Company at any time shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (x) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (y) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Purchase Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued and sold by the Company for such price per share. No adjustment of the Purchase Price shall be made upon the actual issue of such Common Stock upon exercise of the rights to exchange or convert under such Convertible Securities, except as otherwise provided in subparagraph (3) below.

                (3) If the purchase price provided for in any Options referred to in subparagraph (1), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraphs (1) or (2), or the rate at which any Convertible Securities referred to in subparagraph (1) or (2) are convertible into or exchangeable for Common Stock shall change at any time (other than under or by reason of provisions designed to protect against dilution of the type set forth in Paragraph 3.1 or 3.3), the Purchase Price in effect at the time of such change shall forthwith be readjusted to the Purchase Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. If the purchase price provided for in any Option referred to in subparagraph (1) or the rate at which any Convertible Securities referred to in subparagraphs (1) or (2) are convertible into or exchangeable for Common Stock, shall be reduced at any time under or by reason of provisions with respect thereto designed to protect against dilution, then in case of the delivery of Common Stock upon the exercise of any such Option or upon conversion or exchange of any such Convertible Security, the Purchase Price then in effect hereunder shall forthwith be adjusted to such respective amount as would have been obtained had such Option or Convertible Security never been issued as to such Common Stock and had adjustments been made upon the issuance of the shares of Common Stock delivered as aforesaid, but only if as a result of such adjustment the Purchase Price then in effect hereunder is hereby reduced.

                (4) On the expiration of any Option or the termination of any right to convert or exchange any Convertible Securities, the Purchase Price then in effect hereunder shall forthwith be increased to the Purchase Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued.

                (5) In case any Options shall be issued in connection with the issue or sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued without consideration.

                (6) In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair value of such consideration as determined in good faith by the Board of Directors of the Company. In case any shares of Common Stock, Options or Convertible Securities shall be issued in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving corporation as shall be attributed by the Board of Directors of the Company in good faith to such Common Stock, Options or Convertible Securities, as the case may be.

                (7) The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock for the purpose of this Paragraph 3.1.

                (8) In case the Company shall declare a dividend or make any other distribution upon the stock of the Company payable in Options or Convertible Securities, then in such case any Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

                (9) For purposes of this Paragraph 3.1, in case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (x) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities, or (y) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right or subscription or purchase, as the case may be.

           3.2 Dividends Not Paid Out of Earnings or Earned Surplus. In the event the Company shall declare a dividend upon the Common Stock (other than a dividend payable in Common Stock) payable otherwise than out of earnings or earned surplus, determined in accordance with generally accepted accounting principles, including the making of appropriate deductions for minority interests, if any, in subsidiaries (herein referred to as "Liquidating Dividends"), then, as soon as possible after the exercise of this Warrant, the Company shall pay to the person exercising such Warrant an amount equal to the aggregate value at the time of such exercise of all Liquidating Dividends (including but not limited to the Common Stock which would have been issued at the time of such earlier exercise and all other securities which would have been issued with respect to such Common Stock by reason of stock splits, stock dividends, mergers or reorganizations, or for any other reason). For the purposes of this Paragraph 3.2, a dividend other than in cash shall be considered payable out of earnings or earned surplus only to the extent that such earnings or earned surplus are charged an amount equal to the fair value of such dividend as determined in good faith by the Board of Directors of the Company.

           3.3 Subdivisions and Combinations. In case the Corporation shall at any time (i) subdivide the outstanding Common Stock or (ii) issue a stock dividend on its outstanding Common Stock, the Purchase Price in effect immediately prior to such subdivision or dividend shall be proportionately reduced by the same ratio as the subdivison or dividend. In case the Corporation shall at any time combine its outstanding Common Stock, Purchase Price in effect immediately prior to such combination shall be proportionately increased by the same ratio as the combination.

           3.4 Reorganization, Reclassification, Consolidation, Merger or Sale of Assets. If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, cash or other property with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the holder of this Warrant shall have the right to acquire and receive upon exercise of this Warrant such shares of stock, securities, cash or other property issuable or payable (as part of the reorganization, reclassification, consolidation, merger or sale) with respect to or in exchange for such number of outstanding shares of the Company's Common Stock as would have been received upon exercise of this Warrant at the Purchase Price then in effect. The Company will not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument mailed or delivered to the holder of this Warrant at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase. If a purchase, tender or exchange offer is made to and accepted by the holders of more than 50% of the outstanding shares of Common Stock of the Company, the Company shall not effect any consolidation, merger or sale with the person having made such offer or with any Affiliate of such person, unless prior to the consummation of such consolidation, merger or sale the holder of this Warrant shall have been given a reasonable opportunity to then elect to receive upon the exercise of this Warrant either the stock, securities or assets then issuable with respect to the Common Stock of the Company or the stock, securities or assets, or the equivalent, issued to previous holders of the Common Stock in accordance with such offer. For purposes hereof the term "Affiliate" with respect to any given person shall mean any person controlling, controlled by or under common control with the given person.

           3.5 No Adjustment for Exercise of Certain Options, Warrants, Etc. The provisions of this Section 3 shall not apply to any Common Stock issued, issuable or deemed outstanding under subparagraphs 3.1(1) to (9) inclusive: (i) to any person pursuant to any stock option, stock purchase or similar plan or arrangement for the benefit of employees, consultants or directors of the Company or its subsidiaries in effect on the date of issuance hereof, (ii) pursuant to options, warrants and conversion rights in existence on the date of issuance hereof, (iii) pursuant to the Investment Agreement or (iv) pursuant to a firm committment underwritten registered offering under the 1933 Act.

           3.6  Notices of Record Date, Etc.  In the event that:

                (1) the Company shall declare any cash dividend upon its Common Stock, or

                (2) the Company shall declare any dividend upon its Common Stock payable in stock or make any special dividend or other distribution to the holders of its Common Stock, or

                (3) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights, or

                (4) there shall be any capital reorganization or reclassification of the capital stock of the Company, including any subdivision or combination of its outstanding shares of Common Stock, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation, or

                (5) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in connection with such event, the Company shall give to the holder of this Warrant:

                (ii) at least twenty (20) days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up; and

                (iii) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least twenty (20) days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause
     (ii) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Each such written notice shall be given by first class mail, postage prepaid, addressed to the holder of this Warrant at the address of such holder as shown on the books of the Company.

           3.7 Grant, Issue or Sale of Options, Convertible Securities, or Rights. If at any time or from time to time on or after the date of issuance hereof, the Company shall grant, issue or sell any Options, Convertible Securities or rights to purchase property (the "Purchase Rights") pro rata to the record holders of any class of Common Stock of the Company and such grants, issuances or sales do not result in an adjustment of the Purchase Price under Paragraph 3.1 hereof, then the holder of this Warrant shall be entitled to acquire (within thirty (30) days after the later to occur of the initial exercise date of such Purchase Rights or receipt by such holder of the notice concerning Purchase Rights to which such holder shall be entitled under Paragraph 3.6) and upon the terms applicable to such Purchase Rights either:

                (i) the aggregate Purchase Rights which such holder could have acquired if it had held the number of shares of Common Stock acquirable upon exercise of this Warrant immediately before the grant, issuance or sale of such Purchase Rights; provided that if any Purchase Rights were distributed to holders of Common Stock without the payment of additional consideration by such holders, corresponding Purchase Rights shall be distributed to the exercising holder of this Warrant as soon as possible after such exercise and it shall not be necessary for the exercising holder of this Warrant specifically to request delivery of such rights; or

                (ii) in the event that any such Purchase Rights shall have expired or shall expire prior to the end of said thirty (30) day period, the number of shares of Common Stock or the amount of property which such holder could have acquired upon such exercise at the time or times at which the Company granted, issued or sold such expired Purchase Rights.

           3.8 Adjustment by Board of Directors. If any event occurs as to which, in the opinion of the Board of Directors of the Company, the provisions of this Section 3 are not strictly applicable or if strictly applicable would not fairly protect the rights of the holder of this Warrant in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such rights as aforesaid, but in no event shall any adjustment have the effect of increasing the Purchase Price as otherwise determined pursuant to any of the provisions of this Section 3 except in the case of a combination of shares of a type contemplated in Paragraph 3.3 and then in no event to an amount larger than the Purchase Price as adjusted pursuant to Paragraph 3.3.

           3.9 Fractional Shares. The Company shall not issue fractions of shares of Common Stock upon exercise of this Warrant or scrip in lieu thereof. If any fraction of a share of Common Stock would, except for the provisions of this Paragraph 3.9, be issuable upon exercise of this Warrant, the Company shall in lieu thereof pay to the person entitled thereto an amount in cash equal to the current value of such fraction, calculated to the nearest one-hundredth (1/100) of a share, to be computed (i) if the Common Stock is listed on any national securities exchange on the basis of the last sales price of the Common Stock on such exchange (or the quoted closing bid price if there shall have been no sales) on the date of conversion, or (ii) if the Common Stock shall not be listed, on the basis of the mean between the closing bid and asked prices for the Common Stock on the date of conversion as reported by NASDAQ, or its successor, and if there are not such closing bid and asked prices, on the basis of the fair market value per share as determined by the Board of Directors of the Company.

           3.10 Officers' Statement as to Adjustments. Whenever the Purchase Price shall be adjusted as provided in Section 3 hereof, the Company shall forthwith file at each office designated for the exercise of this Warrant, a statement, signed by the Chairman of the Board, the President, any Vice President or Treasurer of the Company, showing in reasonable detail the facts requiring such adjustment and the Purchase Price that will be effective after such adjustment. The Company shall also cause a notice setting forth any such adjustments to be sent by mail, first class, postage prepaid, to the record holder of this Warrant at his or its address appearing on the stock register. If such notice relates to an adjustment resulting from an event referred to in Paragraph 3.6, such notice shall be included as part of the notice required to be mailed and published under the provisions of Paragraph 3.6 hereof.

           4. NO DILUTION OR IMPAIRMENT. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder hereof against dilution or other impairment. Without limiting the generality of the foregoing, the Company will not increase the par value of any shares of stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise, and at all times will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable stock upon the exercise of this Warrant.

           5. RESERVATION OF STOCK, ETC., ISSUABLE ON EXERCISE OF WARRANTS. The Company shall at all times reserve and keep available out of its authorized but unissued stock, solely for the issuance and delivery upon the exercise of this Warrant and other similar Warrants, such number of its duly authorized shares of Common Stock as from time to time shall be issuable upon the exercise of this Warrant and all other similar Warrants at the time outstanding.

           6. REPLACEMENT OF WARRANT. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to it, or (in the case of mutilation) upon surrender and cancellation thereof, the Company will issue, in lieu thereof, a new Warrant of like tenor.

           7. REMEDIES. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that the same may be specifically enforced.

           8. NEGOTIABILITY, ETC. This Warrant is issued upon the following terms, to all of which each taker or owner hereof consents and agrees:

           (a) Subject to the legend appearing on the first page hereof, title to this Warrant may be transferred by endorsement (by the holder hereof executing the form of assignment at the end hereof including guaranty of signature) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery.

           (b) Any person in possession of this Warrant properly endorsed is authorized to represent himself as absolute owner hereof and is granted power to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of every such bona fide purchaser, and every such bona fide purchaser shall acquire title hereto and to all rights represented hereby.

           (c) Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder of this Warrant as the absolute owner hereof for all purposes without being affected by any notice to the contrary.

           (d) Prior to the exercise of this Warrant, the holder hereof shall not be entitled to any rights of a shareholder of the Company with respect to shares for which this Warrant shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

           (e) The Company shall not be required to pay any Federal or state transfer tax or charge that may be payable in respect of any transfer involved in the transfer or delivery of this Warrant or the issuance or conversion or delivery of certificates for Common Stock in a name other than that of the registered holder of this Warrant or to issue or deliver any certificates for Common Stock upon the exercise of this Warrant until any and all such taxes and charges shall have been paid by the holder of this Warrant or until it has been established to the Company's satisfaction that no such tax or charge is due.

           9. SUBDIVISION OF RIGHTS. This Warrant (as well as any new warrants issued pursuant to the provisions of this paragraph) is exchangeable, upon the surrender hereof by the holder hereof, at the principal office of the Company for any number of new warrants of like tenor and date representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock of the Company which may be subscribed for and purchased hereunder.

           10. MAILING OF NOTICES, ETC. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first-class certified mail, postage prepaid, to the address furnished to the Company in writing by the last holder of this Warrant who shall have furnished an address to the Company in writing.

           11. HEADINGS, ETC. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect the meaning hereof.

           12. CHANGE, WAIVER, ETC. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

           13. GOVERNING LAW. THIS WARRANT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE.


                                        AMATI COMMUNICATIONS CORPORATION


                                        By______________________________


Dated: ____________ __, 199


Attest:



_____________________________

                  [To be signed only upon exercise of Warrant]



To AMATI COMMUNICATIONS CORPORATION

           The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, ___________shares of Common Stock of AMATI COMMUNICATIONS CORPORATION and herewith makes payment of $___________ therefor, and requests that the certificates for such shares be issued in the name of _____________, and be delivered to , whose address is __________________________.


Dated:



____________________________


                                                  ____________________________
(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)


                                                  ___________________________
                                                              Address

                  [To be signed only upon transfer of Warrant]



           FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto AMATI COMMUNICATIONS CORPORATION the right represented by the within Warrant to purchase the shares of the Common Stock of AMATI COMMUNICATIONS CORPORATION to which the within Warrant relates, and appoints attorney to transfer said right on the books of AMATI COMMUNICATIONS CORPORATION with full power of substitution in the premises.


Dated:


_____________________________



(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)



                                                  ___________________________
                                                          Address


In the presence of



________________________